UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
RADIUS HEALTH, INC.
(Name of Registrant As Specified In Its Charter)
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Radius Health, Inc.

201 Broadway, 6th Floor
Cambridge, MA 02139

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

The purpose of this notice and attached Information Statement is to inform you of the following actions taken by the Board of Directors of Radius Health, Inc. (the “Company,” “we” or “us”) and the majority stockholders of the Company as discussed below, each of which will become effective on January       , 2012, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders:

1.               On November 7, 2011, the Board of Directors (the “Board”) of the Company adopted and approved the Company’s 2011 Equity Incentive Plan, which provided for 3,597,889 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to be eligible for issuance to employees, consultants and non-employee directors as further described in the Information Statement;

2.               On December 15, 2011, the Board adopted and approved an amendment (the “Plan Amendment”) to the Company’s 2011 Equity Incentive Plan (as amended, the “2011 Plan”), providing for an increase in the number of shares of Common Stock eligible for issuance thereunder from 3,597,889 to 4,252,953 as further described in the Information Statement; and

3.               On December 15, 2011, the Board of the Company adopted and approved, subject to stockholder approval, an amendment (the “Charter Amendment”) to the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock of the Company (the “Certificate of Designations”) to provide that shares of Common Stock issuable under the 2011 Plan shall be “Excluded Stock” under the Certificate of Designations so that the shares of Common Stock issued under the 2011 Plan will not be subject to the anti-dilution adjustment provisions in the Certificate of Designations.

We received the written consent, in lieu of a meeting of stockholders, of (i) the holders of shares of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock representing at least 70% of the voting power of the shares of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock then outstanding (the “Senior Majority”) and (ii) a majority of the outstanding shares of the Company’s Common Stock, on an as-converted basis, on November 18, 2011 approving the 2011 Equity Incentive Plan, and on December 16, 2011 approving the Plan Amendment and the Charter Amendment.  A copy of each of the stockholder consents, the 2011 Plan and the Charter Amendment, which has been recommended by the Company’s Board of Directors (the “Board”), is attached to this Information Statement as Exhibit A, Exhibit B and Exhibit C, respectively.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be provided to the holders of voting stock of the Company who did not sign the written consent at least 20 days prior to the effective date of the actions set forth in the consent.  This notice and Information Statement will also be considered the notice required by Section 228(e) of the General Corporation Law of the State of Delaware (“DGCL”).  You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding this action.

This Information Statement is solely for your information and does not require or request you to do anything.  This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the matters described in the Information Statement.

By Order of the Board of Directors,

Michael S. Wyzga
President and Chief Executive Officer

Cambridge, Massachusetts

December        , 2011

Radius Health, Inc.

201 Broadway, 6th Floor
Cambridge, MA 02139

INFORMATION STATEMENT

The Company is mailing this Information Statement to you, as a holder of shares of our capital stock, to provide you with information regarding the following actions that were taken by written consent in lieu of a special meeting of stockholders by the holders of shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock representing at least 70% of the voting power of the shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock (the “Senior Majority”) and a majority of the outstanding shares of our Common Stock on an as-converted basis, each of which will become effective on January       , 2012, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders:

1.               On November 7, 2011, the Board of Directors of the Company (the “Board”) adopted and approved the Company’s 2011 Equity Incentive Plan, which provides for 3,597,889 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to be eligible for issuance to employees, consultants and non-employee directors as further described below;

2.               On December 15, 2011, the Board adopted and approved an amendment (the “Plan Amendment”) to the Company’s 2011 Equity Incentive Plan (as amended, the “2011 Plan”), providing for an increase in the number of shares of Common Stock eligible for issuance thereunder from 3,597,889 to 4,252,953 as further described in the Information Statement; and

3.               On December 15, 2011, the Board adopted and approved, subject to stockholder approval, an amendment (the “Charter Amendment”) to the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock of the Company (the “Certificate of Designations”), to provide that shares of Common Stock issuable under the 2011 Plan shall be “Excluded Stock” under the Certificate of Designations so that the shares of Common Stock issued under the 2011 Plan will not be subject to the anti-dilution adjustment provisions in the Certificate of Designations.

On November 18, 2011, the holders of:

•                  353,798 shares of the Company’s Series A-1 Convertible Preferred Stock outstanding on November 7, 2011 (the “First Record Date”);

•                  981,684 shares of the Company’s Series A-2 Convertible Preferred Stock outstanding on the First Record Date; and

•                  142,227 shares of the Company’s Series A-3 Convertible Preferred Stock outstanding on the First Record Date,

representing approximately 96% of the outstanding shares, as of the First Record Date, of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and

Series A-3 Convertible Preferred Stock, collectively, and approximately 92% of the outstanding shares, on the First Record Date, of our Common Stock on an as-converted basis, executed a written consent in accordance with Section 228 of the DGCL and the Company’s Bylaws (the “Bylaws”) approving the 2011 Plan.

On December 16, 2011, the holders of:

•                  747,552 shares of the Company’s Series A-1 Convertible Preferred Stock outstanding on December 15, 2011 (the “Second Record Date”);

•                  871,966 shares of the Company’s Series A-2 Convertible Preferred Stock outstanding on the Second Record Date; and

•                  116,994 shares of the Company’s Series A-3 Convertible Preferred Stock outstanding on the Second Record Date,

representing approximately 84% of the outstanding shares, as of the Second Record Date, of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock, collectively, and approximately 83% of the outstanding shares, on the Second Record Date, of our Common Stock on an as-converted basis, executed a written consent in accordance with Section 228 of the DGCL and the Bylaws approving the Plan Amendment and the Charter Amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                                This Information Statement is being mailed on or about December       , 2011 to stockholders of record on the First Record Date and the Second Record Date.  On the First Record Date, there were:

•                        592,581 shares of our Common Stock outstanding; and

•                        1,549,130 shares of our Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), outstanding, consisting of:

•                                          413,254 shares of Series A-1 Convertible Preferred Stock;

•                                          983,208 shares of Series A-2 Convertible Preferred Stock;

•                                          142,227 shares of Series A-3 Convertible Preferred Stock;

•                                          3,998 shares of Series A-4 Convertible Preferred Stock; and

•                                          6,443 shares of Series A-5 Convertible Preferred Stock.

As of the Second Record Date, there were:

•                        599,247 shares of our Common Stock outstanding; and

•                        2,075,488 shares of our Preferred Stock outstanding, consisting of:

•                                          939,612 shares of Series A-1 Convertible Preferred Stock;

•                                          983,208 shares of Series A-2 Convertible Preferred Stock; and

•                                          142,227 shares of Series A-3 Convertible Preferred Stock;

•                                          3,998 shares of Series A-4 Convertible Preferred Stock; and

•                                          6,443 shares of Series A-5 Convertible Preferred Stock.

Each share of Preferred Stock is convertible into 10 shares of Common Stock.  Under the terms of the Internal Revenue Code of 1986, as amended (the “Code”), the affirmative vote of the holders of a majority in voting power of our outstanding shares on an as-converted basis was required to enable us to grant incentive stock options (as defined in the Code) under the 2011 Plan.  Under the terms of the DGCL and the Certificate of Designations, the affirmative vote of the holders of at least the Senior Majority and of a majority of our outstanding shares of Common Stock on an as-converted basis was required to approve the Charter Amendment.

On the First Record Date:

•                  1,077,082 shares of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock constituted the Senior Majority; and

•                  8,041,941 shares of Common Stock constituted a majority of the outstanding shares of our Common Stock on an as-converted basis.

On the Second Record Date:

•                  1,445,533 shares of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock constituted the Senior Majority; and

•                  10,677,064 shares of Common Stock constituted a majority of the outstanding shares of our Common Stock on an as-converted basis.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

The stockholders representing the Senior Majority and holding a majority of the outstanding shares of our Common Stock on an as-converted basis have voted to approve the 2011 Plan, the Plan Amendment and the Charter Amendment, which vote is sufficient to satisfy the stockholder vote requirement for each action.  Accordingly, no additional votes will be needed to approve these matters.

ACTION 1 — 2011 EQUITY INCENTIVE PLAN

PROPOSAL AND BACKGROUND INFORMATION

The 2011 Plan was adopted by our Board of Directors (the “Board”) on November 7, 2011, amended on December 15, 2011, and approved by our stockholders on November 18, 2011 and December 16, 2011, as further described above, for the benefit of employees, consultants and non-employee directors of the Company and its affiliates.  In connection with the adoption and approval of the 2011 Plan, we will not make any further awards under the Radius Health, Inc. 2003 Long-Term Incentive Plan (as amended) (the “2003 Plan”), which is referred to as the “suspension” of the 2003 Plan, as of November 7, 2011.  No new awards may be granted under the 2003 Plan, but awards outstanding at the time of suspension remain outstanding in accordance with their terms.

The following is a summary of the principal features of the 2011 Plan. The following description of the 2011 Plan is a summary and so is qualified by reference to the complete text of the 2011 Plan, attached to this Information Statement as Exhibit B, which is incorporated herein by reference.

SUMMARY OF THE 2011 PLAN

The 2011 Plan provides for the grant of incentive stock options (“ISOs”) to employees, and for the grant of nonqualified stock options to purchase shares of Common Stock, restricted stock, restricted stock units, stock appreciation rights, stock grants, performance units and performance awards to employees, consultants and non-employee directors, for the purposes of encouraging their ownership of Common Stock and providing additional incentives to promote the success of our business through the grant of awards of or pertaining to the Common Stock.  ISOs are intended to be “incentive stock options,” as that term is defined in Section 422 of the Code.

The Employee Retirement Income Security Act of 1974 does not govern the 2011 Plan.  In addition, the 2011 Plan does not qualify under Section 401(a) of the Code.

The main features of the 2011 Plan are summarized in this Information Statement.  However, if there are any inconsistencies between this Information Statement and the 2011 Plan or the terms of any option or other award, the 2011 Plan and the terms of the option or other award will always control.

Securities Subject to the 2011 Plan

Under the terms of the 2011 Plan, the aggregate number of shares of Common Stock that may be subject to options and other awards is equal to the sum of (i) 2,655,064 shares of Common Stock and (ii) any shares underlying awards outstanding under the 2003 Plan as of November 7, 2011 that, on or after that date, are forfeited or lapse without the issuance of shares.  The maximum number of shares of Common Stock that may be issued under the 2011 Plan, including ISOs, is 4,252,953.  The shares of Common Stock covered by the 2011 Plan are authorized but unissued shares, treasury shares or Common Stock purchased on the open market.

To the extent that an award terminates, expires or lapses for any reason or is settled in cash, any shares subject to the award (to the extent of such termination, expiration, lapse or cash settlement) may be used again for new grants under the 2011 Plan.  Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award or the exercise price of an option may be used again for new grants under the 2011 Plan.

The maximum number of shares of Common Stock that may be subject to one or more awards to a participant pursuant to the 2011 Plan during any calendar year is 1,250,000 and the maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $2,000,000.  However, these limits will not apply to certain awards granted under the 2011 Plan until the earliest to occur of the first material modification of the 2011 Plan following the date on which our Common Stock is listed on any securities exchange or designated on an interdealer quotation system (the “Public Trading Date”), the issuance of all of the shares reserved for issuance under the 2011 Plan, the expiration of the 2011 Plan or the first meeting of our stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Public Trading Date occurs.

Administration

The 2011 Plan provides that the Compensation Committee of the Board (the “Compensation Committee”) currently administers the 2011 Plan, although the Board may exercise any powers and responsibilities assigned to the Compensation Committee at any time.

The Compensation Committee has the authority to administer and interpret the 2011 Plan, including the power to determine eligibility, the types and sizes of awards, the price, timing and other terms and conditions of awards and the acceleration or waiver of any vesting or forfeiture restriction.  The Compensation Committee may delegate to an executive officer or officers the authority to grant awards to non-officer employees and to consultants, in accordance with any guidelines as the Compensation Committee may determine.

Eligibility

Persons eligible to participate in the 2011 Plan include employees, consultants and non-employee directors of the Company and its affiliates, as determined by the Compensation Committee.  Only employees of the Company and certain of its parent and subsidiary corporations are eligible to receive grants of options intended to qualify as ISOs.

Stock Options

The 2011 Plan authorizes the grant of stock options, including ISOs and nonqualified stock options.  Under the 2011 Plan, the exercise price of ISOs granted pursuant to the 2011 Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant, and the exercise price of nonqualified stock options granted pursuant to the 2011 Plan will be determined by the Compensation Committee.  Stock options are subject to such vesting and exercisability conditions as are determined by the Compensation Committee and set forth in a written stock option agreement.  In no event may an ISO have a term extending beyond the tenth anniversary of the date of grant.  ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of the Company’s stock, however, are required to have an exercise price that is not less than 110% of the fair market value of the Common Stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant.  The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides without being treated as a nonqualified stock option.

Stock Appreciation Rights

A stock appreciation right (or a “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the grant price of the SAR.  The grant price of each SAR granted under the 2011 Plan will be no less than the fair market value of a share of Common Stock on the date of grant of the SAR.  The Compensation

Committee is authorized to issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the 2011 Plan.

Restricted Stock

Restricted stock is the grant of shares of Common Stock at a price, if any, determined by the Compensation Committee, which shares are nontransferable and may be subject to forfeiture until specified vesting conditions are met.  Restricted stock will be evidenced by a written agreement.  During the period of restriction, restricted stock is subject to restrictions and vesting requirements, as provided by the Compensation Committee.  The restrictions may lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

Restricted Stock Units

A restricted stock unit provides for the issuance of a share of Common Stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement.  The Compensation Committee will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which payments under the restricted stock units will made, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code.  On the distribution dates, the Company will transfer to the participant one unrestricted, fully transferable share of the Common Stock (or the fair market value of one such share of Common Stock in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

Performance Units

Performance units represent the participant’s right to receive an amount, based on the value of the Common Stock, if performance goals established by the Compensation Committee are achieved. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit.

Performance Awards

A performance award is cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, shares of Common Stock or a combination of both, as determined by the Compensation Committee.  The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award.

Stock Grants

A stock grant is a grant in the form of shares of Common Stock.  The number or value of shares of any stock grant will be determined by the Compensation Committee.

Qualified Performance-Based Awards

Any award under the 2011 Plan, other than a stock grant, may be issued as a qualified performance-based award that is earned based on the attainment of performance criteria.  The Compensation Committee may grant qualified performance-based awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes.  The qualified performance-based awards may be linked to any one or more of the performance criteria set forth in the 2011 Plan or other specific criteria determined by the Compensation Committee.

Dividends, Dividend Equivalents

The 2011 Plan authorizes the Compensation Committee to provide a participant with the right to receive dividends or dividend equivalents with respect to shares of Common Stock covered by an award granted under the 2011 Plan.  Dividends and dividend equivalents may be settled in cash or shares of Common Stock, as determined by the Compensation Committee.

Payment Methods

The Compensation Committee determines the methods by which payments by any option granted under the 2011 Plan may be paid, including, without limitation: (1) cash or check, (2) by placing a market sell order with a broker with respect to shares of Common Stock then-issuable upon exercise or vesting of an award, and directly the broker to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required (provided that payment of such proceeds is then made to the Company upon settlement of such sale), (3) shares of Common Stock issuable pursuant to the award or previously held, or (4) such other legal consideration deemed acceptable by the Compensation Committee.

Forfeiture of Unvested Awards; Leave of Absence

Upon the termination of service of the holder of an option or stock appreciation right, unless otherwise provided by the Compensation Committee, the award generally will expire on a date not later than three months after the termination of service.  Except as otherwise determined by the Compensation Committee, in the event that the employment or services of the holder of an award is terminated, the unvested portion of the award will generally be forfeited or may be subject to repurchase by the Company, and will cease to vest or become exercisable after the termination.

The Compensation Committee may provide that an award will continue to vest for some or all of the period of a leave of absence, or that vesting of an award will be tolled during a leave of absence, consistent with applicable law.

Transferability

Generally, awards under the 2011 Plan may only be transferred by will or the laws of descent and distribution, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed.  However, subject to certain terms and conditions, the Compensation Committee may permit a holder to transfer an nonqualified stock option or shares of restricted stock to any “family member” under applicable securities laws.

Adjustments; Corporate Transactions

In the event of a declaration of a stock dividend, a stock split, a reverse stock split, a recapitalization, a reclassification, a reorganization or a similar occurrence, the Compensation Committee will make appropriate adjustments to:

•                  the number and kind of shares available for future grants;

•                  the number and kind of shares covered by each outstanding award;

•                  the grant or exercise price under each outstanding award; and

•                  the repurchase right of each share of restricted stock.

In the event that such a corporate action occurs that is not included in the list of actions covered in the immediately preceding sentence, the Compensation Committee may equitably adjust any outstanding awards under the 2011 Plan in such manner as it may deem equitable and appropriate.

In the event of a merger or consolidation, the sale or exchange of all Common Stock, the sale, transfer or disposition of all or substantially all of the Company’s assets or a liquidation or dissolution of the Company, the Compensation Committee may take one or more of the following actions with respect to outstanding options and SARs:

•                  provide for the assumption or substitution of the awards;

•                  cancel the awards;

•                  accelerate the awards in whole or in part;

•                  cash out the awards;

•                  convert the awards into the right to receive liquidation proceeds; or

•                  any combination of the above.

Upon a liquidation or dissolution of the Company, except as otherwise provided in an applicable award agreement, all forfeiture restrictions and/or performance goals with respect to an award will automatically be deemed terminated or satisfied, as applicable.

In the event of a “change of control” of the Company (as defined in the 2011 Plan), the Compensation Committee will take any action it deems necessary or appropriate, including to accelerate an award in whole or in part.  A SAR granted in tandem with a stock option that can only be exercised during limited periods following a change of control of the Company may entitle the holder to receive an amount based on the highest price paid or offered for the Common Stock in a transaction relating to the change of control or paid during the thirty-day period immediately preceding the change of control.

Termination or Amendment

The Board may terminate, amend or modify the 2011 Plan at any time.  However, stockholder approval of an amendment is required to increase the aggregate share limit, change the description of eligible participants or to the extent necessary to comply with applicable law.

The term of the 2011 Plan will expire on the tenth anniversary of the date on which it was originally approved by the Board.  No ISO may be granted pursuant to the 2011 Plan after the earlier of the tenth anniversary of the date on which the 2011 Plan was adopted by the Board or the tenth anniversary of the approval of the 2011 Plan by the Company’s shareholders.

Tax Withholding

The Company may require participants to discharge applicable withholding tax obligations with respect to any award granted to the participant.  The plan administrator may in its discretion allow a holder to meet any such withholding tax obligations by electing to have the Company withhold shares of Common Stock otherwise issuable under any award (or allow the return of shares of Common Stock) having a fair market value equal to the sums required to be withheld.

ACTION 2 — AMENDMENT TO CERTIFICATE OF DESIGNATIONS

The Charter Amendment was adopted by the Board on December 15, 2011, and approved by our stockholders on December 16, 2011, as further described above, in order to provide that shares issuable under the 2011 Plan shall be “Excluded Stock” under the Certificate of Designations, to the effect that the issuance of shares of our capital stock under the 2011 Plan will not result in an anti-dilution adjustment under the terms of Section 7 of the Certificate of Designations, pursuant to which all shares of Preferred Stock have weighted-average anti-dilution protection (based on an initial conversion price per share of $8.142), subject to certain exceptions.

The description of the Charter Amendment in this Information Statement is intended to be a summary only and is qualified in its entirety by the terms of the Charter Amendment included in the Certificate of Amendment attached to this Information Statement as Exhibit C, which is incorporated herein by reference.

Reasons for the Charter Amendment

The Charter Amendment will allow us to issue shares of our capital stock to employees, consultants and non-employee directors under the 2011 Plan without triggering an adjustment to the conversion price of the Preferred Stock under Section 7 of the Certificate of Designations.

Effectiveness of Charter Amendment

The Company intends to file the Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware following the effectiveness of the Stockholder Consent upon the expiration of 20 days after the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.

STOCKHOLDER ACTION

Vote Required

On November 7, 2011, the First Record Date, there were:

•                  592,581 shares of our Common Stock outstanding; and

•                  1,549,130 shares of our Preferred Stock outstanding, consisting of:

•                  413,254 shares of Series A-1 Convertible Preferred Stock;

•                  983,208 shares of Series A-2 Convertible Preferred Stock;

•                  142,227 shares of Series A-3 Convertible Preferred Stock;

•                  3,998 shares of Series A-4 Convertible Preferred Stock; and

•                  6,443 shares of Series A-5 Convertible Preferred Stock.

As of December 15, 2011, the Second Record Date, there were:

•                  599,247 shares of our Common Stock outstanding; and

•                  2,075,488 shares of our Preferred Stock outstanding, consisting of:

•                  939,612 shares of Series A-1 Convertible Preferred Stock;

•                  983,208 shares of Series A-2 Convertible Preferred Stock;

•                  142,227 shares of Series A-3 Convertible Preferred Stock;

•                  3,998 shares of Series A-4 Convertible Preferred Stock; and

•                  6,443 shares of Series A-5 Convertible Preferred Stock.

Each share of Preferred Stock is convertible into 10 shares of Common Stock.  Under the terms of the Code, the affirmative vote of the holders of a majority in voting power of our outstanding shares on an as-converted basis was required to enable us to grant incentive stock options (as defined in the Code) under the 2011 Plan.  Under the terms of the DGCL and the Certificate of Designations, the affirmative vote of the holders of at least the Senior Majority and of a majority of our outstanding shares on an as-converted basis was required to approve the Charter Amendment.

On the First Record Date:

•                  1,077,082 shares of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock constituted the Senior Majority; and

•                  8,041,941 shares of Common Stock constituted a majority of the outstanding shares of our Common Stock on an as-converted basis.

On the Second Record Date:

•                  1,445,533 shares of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock constituted the Senior Majority; and

•                  10,677,064 shares of Common Stock constituted a majority of the outstanding shares of our Common Stock on an as-converted basis.

On November 18, 2011, the holders of:

•                  353,798 shares of the Company’s Series A-1 Convertible Preferred Stock outstanding on the First Record Date;

•                  981,684 shares of the Company’s Series A-2 Convertible Preferred Stock outstanding on the First Record Date; and

•                  142,227 shares of the Company’s Series A-3 Convertible Preferred Stock outstanding on the First Record Date,

representing approximately 96% of the outstanding shares, on the First Record Date, of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock, collectively, and approximately 92% of the outstanding shares, on the First Record Date, of our Common Stock on an as-converted basis, executed a written consent in accordance with Section 228 of the DGCL and the Bylaws approving the 2011 Plan.

On December 16, 2011, the holders of:

•                  747,552 shares of the Company’s Series A-1 Convertible Preferred Stock outstanding on the Second Record Date;

•                  871,966 shares of the Company’s Series A-2 Convertible Preferred Stock outstanding on the Second Record Date; and

•                  116,994 shares of the Company’s Series A-3 Convertible Preferred Stock outstanding on the Second Record Date,

representing approximately 84% of the outstanding shares, on the Second Record Date, of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock, collectively, and approximately 83% of the outstanding shares, on the Second Record Date, of our Common Stock on an as-converted basis, executed a written consent in accordance with Section 228 of the DGCL and the Bylaws approving the Plan Amendment and the Charter Amendment.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders will not have any opportunity to dissent or appraisal rights in connection with the actions described in this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of December 16, 2011 by: (i) each person known by the Company to be the beneficial owner calculated in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act of more than 5% of the outstanding shares of Common Stock; (ii) each director and executive officer of the Company; and (iii) all officers and directors as a group.  Unless otherwise stated in the table or its footnotes, the person and entities listed below have the sole voting power and investment power with respect to the shares set forth next to one’s name. Unless otherwise noted, the address of each stockholder below is c/o Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139.

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Michael S. Wyzga (Chief Executive Officer, President and Director)	0			0%	0%
C. Richard Lyttle, Ph.D. (Chief Scientific Officer)	590,637	(2)	Common Stock	52.58%
			Converted Common Stock		2.71%
Nick Harvey (Chief Financial Officer, Treasurer, and Secretary)	179,513	(3)	Common Stock	23.97%
			Converted Common Stock		0.84%
Louis Brenner	0			0%	0%
			Converted Common Stock		0.90%
Gary Hattersley	86,163	(4)	Common Stock	12.57%
			Converted Common Stock		0.40%
Dr. Ansbert Gadicke (Director)	8,397,070	(5)	Common Stock	93.34%
	384,261	(6)	Series A-1 Preferred Stock	40.90%
	402,155	(7)	Series A-2 Preferred Stock	40.90%
	53,331	(8)	Series A-3 Preferred Stock	37.50%
			Converted Common Stock		39.52%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Alan H. Auerbach (Director)	106,943	(9)	Common Stock	15.14%
			Converted Common Stock		0.05%
Jonathan Fleming (Director)	1,364,834	(10)	Common Stock	70.04%
	109,718	(11)	Series A-2 Preferred Stock	11.16%
	25,233	(12)	Series A-3 Preferred Stock	17.74%
			Converted Common Stock		6.42%
Kurt C. Graves (Director)	42,780	(13)	Common Stock	6.66%
			Converted Common Stock		0.20%
Dr. Martin Muenchbach (Director)	1,896,980	(14)	Common Stock	75.99%
	84,536	(15)	Series A-1 Preferred Stock	9.00%
	105,162	(16)	Series A-2 Preferred Stock	10.70%
			Converted Common Stock		8.93%
Elizabeth Stoner (Director)	10,000	(17)	Common Stock	1.64%
			Converted Common Stock		0.05%
Entities affiliated with
MPM Bioventures III, L.P. c/o MPM Capital 200 Clarendon St., 54th Fl. Boston, MA 02116	8,397,070	(18)	Common Stock	93.34%
	384,261	(19)	Series A-1 Preferred Stock	40.90%
	402,155	(20)	Series A-2 Preferred Stock	40.90%
	53,331	(21)	Series A-3 Preferred Stock	37.50%
			Converted Common Stock		39.52%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
The Wellcome Trust Limited as trustee of The Wellcome Trust 215 Euston Road London NW1 2BE England	2,868,910	(22)	Common Stock	82.72%
	76,566	(23)	Series A-1 Preferred Stock	8.15%
	210,325		Series A-2 Preferred Stock	21.39%
			Converted Common Stock		13.50%
HealthCare Ventures VII, L.P. 55 Cambridge Parkway Suite 102 Cambridge, MA 02142	2,292,053	(24)	Common Stock	81.62%
	58,953	(25)	Series A-1 Preferred Stock	6.27%
	98,278		Series A-2 Preferred Stock	10.00%
	63,663		Series A-3 Preferred Stock	44.76%
			Converted Common Stock		10.79%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Entities affiliated with
Saints Captial VI, L.P. 475 Sansome Street Suite 1850 San Francisco, CA 94111	1,856,104	(26)	Common Stock	76.07%
	49,127	(27)	Series A-1 Preferred Stock	5.21%
	109,718	(28)	Series A-2 Preferred Stock	11.16%
	25,233	(29)	Series A-3 Preferred Stock	17.74%
			Converted Common Stock		8.74%
BB Biotech Ventures II, L.P. Traflagar Court Les Banques St. Peter Port Guernsey Channel Islands GY1 3QL	1,896,980	(30)	Common Stock	75.99%
	84,536	(31)	Series A-1 Preferred Stock	9.00%
	105,162		Series A-2 Preferred Stock	10.70%
			Converted Common Stock		8.93%
Entities affiliated with
Oxford Bioscience Partners 222 Berkley Street Suite 1650 Boston, MA 02116	1,364,834	(32)	Common Stock	70.04%
	109,718	(33)	Series A-2 Preferred Stock	11.16%
	25,233	(34)	Series A-3 Preferred Stock	17.74%
			Converted Common Stock		6.42%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Healthcare Private Equity Limited Partnership Edinburgh One Morrison Street Edinburgh EH3 8BE U.K.	765,020	(35)	Common Stock	56.08%
	20,416		Series A-1 Preferred Stock	2.17%
	56,086		Series A-2 Preferred Stock	5.70%
			Converted Common Stock		3.60%
Brookside Capital Partners Fund, L.P. Bain Capital, LLC 111 Huntington Avenue Boston, MA 02199	1,228,200	(36)	Common Stock	67.21%
	122,820		Series A-1 Preferred Stock	13.07%
			Converted Common Stock		5.78%
Biotech Growth N.V. Asset Management BAB N.V. Ara Hill Top Building, Unit A-5 Pletterijweg Oost 1 Curaçao, Dutch Caribbean	1,228,200	(37)	Common Stock	67.21%
	122,820		Series A-1 Preferred Stock	13.07%
			Converted Common Stock		5.78%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Ipsen Pharma SAS 65, quai Georges Gorse 92100 Boulogne Billancourt France	173,260	(38)	Common Stock	22.43%
	17,326		Series A-1 Preferred Stock	1.84%
			Converted Common Stock		0.82%
Stavros C. Manolagas 35 River Ridge Circle Little Rock, AR 72227	91,040		Common Stock	15.19%
			Converted Common Stock		0.43%
Nordic Bioscience Herlev Hovedgade 207 2730 Herlev Denmark	64,430	(39)	Common Stock	9.71%
	6,443		Series A-5 Preferred Stock	100%
			Converted Common Stock		0.30%
Louis O’Dea 566 Main Street Hingham, MA 02043	193,087	(40)	Common Stock	25.30%
Michael Rosenblatt 130 Lake Ave Newton, MA 02459	43,915	(41)	Common Stock	7.30%
			Converted Common Stock		0.21%
Patricia Rosenblatt 876 Beacon Street, Apt. No. 5 Newton, MA 02459	41,357		Common Stock	6.90%
			Converted Common Stock		0.19%
John Katzenellenbogen Trust 704 West Pennsylvania Avenue Urbana, Illinois 61801	56,065	(42)	Common Stock	9.36%
			Converted Common Stock		0.26%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Chris Miller 11 Edgar Walker Court Hingham, MA 02043	63,853	(43)	Common Stock	10.14%
			Converted Common Stock		0.30%
John Thomas Potts, Jr. Massachusetts General Hospital 149 13th Street, MC 1494005 Charlestown, MA 02129-2000	61,648	(44)	Common Stock	10.85%
			Converted Common Stock		0.33%
Bart Henderson 48 Prentiss Lane Belmont, MA 02478	30,468		Common Stock	5.08%
			Converted Common Stock		0.14%
All Officers and Directors as a group (10 individuals)	12,525,197		Common Stock	96.26%
			Converted Common Stock		56.88%

(1)(a)                    Because shares of Preferred Stock vote together with Common Stock on an as-converted basis the percentages of beneficial ownership calculated in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act and reported in this column do not reflect the beneficial owner’s voting percentage of our outstanding capital stock. See Note (1)(b).

(1)(b)                   A more accurate reflection of each beneficial owner’s voting percentage is their percentage of the Preferred Stock and the Common Stock voting together as a single class (the “Converted Common Stock”), assuming the conversion of all issued and outstanding shares of Preferred Stock. In order to provide accurate disclosure of the relevant beneficial ownership percentage of each beneficial owner included in this table we have set forth each such beneficial owner’s ownership percentage (calculated in accordance with Rule 13d-3 of the Exchange Act) of the Converted Common Stock in this column. See Note (1)(a).

(2)                                  Includes 523,971 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(3)                                  Includes 149,513 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(4)                                  Consists of 86,163 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(5)                                  Includes 82,220 shares of Common Stock issuable upon conversion of 8,222 shares of Company Series A-1 Preferred Stock, 121,940 shares of Common Stock issuable upon conversion of 12,194 shares of Company Series A-2 Preferred Stock, 29,850 shares of Common Stock issuable upon conversion of 2,985 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III, L.P. (“BV III”), in the Merger (as defined below), and 68,740 shares of Common Stock issuable upon conversion of 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 1,222,900 shares of Common Stock issuable upon conversion of 122,290 shares of Company Series A-1 Preferred Stock, 1,813,640 shares of Common Stock issuable upon conversion of 181,364 shares of Company Series A-2 Preferred Stock, and 443,950 shares of Common Stock issuable upon conversion of 44,395 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III-QP, L.P. (“BV III QP”), in the Merger, and 1,022,380 shares of Common Stock issuable upon conversion of 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 103,350 shares of Common Stock issuable upon conversion of 10,335 shares of Company Series A-1 Preferred Stock, 153,270 shares of Common Stock issuable upon conversion of 15,327 shares of Company Series A-2 Preferred Stock, and 37,520 shares of Common Stock issuable upon conversion of 3,752 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III GmbH & Co. Beteiligungs K.G. (“BV III KG”), in the Merger, and 86,400 shares of Common Stock issuable upon conversion of 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 36,930 shares of Common Stock issuable upon conversion of 3,693 shares of Company Series A-1 Preferred Stock, 54,770 shares of Common Stock issuable upon conversion of 5,477 shares of Company Series A-2 Preferred Stock, and 13,400 shares of Common Stock issuable upon conversion of 1,340 shares of Company Series A-3 Preferred Stock issued to MPM BiVentures III Parallel Fund, L.P. (“BV III PF”), in the Merger, and 30,860 shares of Common Stock issuable upon conversion of 3,086, shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 23,680shares of Common Stock issuable upon conversion of 2,368 shares of Company Series A-1 Preferred Stock, 35,110 shares of Common Stock issuable upon conversion of 3,511 shares of Company Series A-2 Preferred Stock, and 8,590 shares of Common Stock issuable upon conversion of 859 shares of Company Series A-3 Preferred Stock issued to MPM Asset Management Investors 2003 BVIII LLC (“AM LLC”) in the Merger, and 19,780 shares of Common Stock issuable upon conversion of 1,978, shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 540,010 shares of Common Stock issuable upon conversion of 54,001 shares of Company Series A-1 Preferred Stock, and 1,842,420 shares of Common Stock issuable upon conversion of 184,242 shares of Company Series A-2 Preferred Stock issued to MPM Bio IV NVS Strategic Fund, L.P. (“MPM NVS”) in the Merger, and 605,360 shares of Common Stock issuable upon conversion of 60,536, shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. MPM BioVentures III GP, L.P. (“BV III LP”) and MPM BioVentures III LLC (“BV3LLC”) are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. MPM BioVentures IV GP LLC (“BV IV GP”) and MPM BioVentures IV LLC (“BV4LLC”) are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(6)                                  Includes of 8,222 shares of Company Series A-1 Preferred Stock issued to BV III in the Merger, and 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 122,290 shares of Company Series A-1 Preferred Stock issued to BV III QP in the Merger, and 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 10,335 shares of Company Series A-1 Preferred Stock issued to BV III KG in the Merger, and 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 3,693 shares of Company Series A-1 Preferred Stock issued to BV III PF in the Merger, and 3,086 shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 2,368 shares of Company Series A-1 Preferred Stock, issued to AM LLC in the Merger, and 1,978 shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; and 54,001 shares of Company Series A-1 Preferred Stock issued to MPM NVS in the Merger, and 60,536 shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(7)                                  Includes 12,194 shares of Company Series A-2 Preferred Stock issued BV III in the Merger; 181,364 shares of Company Series A-2 Preferred Stock issued to BV III QP in the Merger, 15,327 shares of Company Series A-2 Preferred Stock issued BV III KG in the Merger; 5,477 shares of Company Series A-2 Preferred Stock issued to BV III PF in the Merger; 3,511 shares of Company Series A-2 Preferred Stock issued to AM LLC in the Merger; and 184,242 shares of Company Series A-2 Preferred Stock issued to MPM NVS in the Merger. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP.

Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(8)                                  Includes 2,985 shares of Company Series A-3 Preferred Stock issued to BV III in the Merger; 44,395 shares of Company Series A-3 Preferred Stock issued BV III QP, in the Merger; 3,752 shares of Company Series A-3 Preferred Stock issued to BV III KG, in the Merger; 1,340 shares of Company Series A-3 Preferred Stock issued to BV III PF, in the Merger; and 859 shares of Company Series A-3 Preferred Stock issued to AM LLC in the Merger. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(9)                                  Consists of 106,943 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(10)                            Includes 15,173 shares of Common Stock and 1,086,280 shares of Common Stock issuable upon conversion of 108,628 shares of Company Series A-2 Preferred Stock, 249,830 shares of Common Stock issuable upon conversion of 24,983 shares of Company Series A-3 Preferred Stock (the “OBP IV Shares”) held directly by OBP IV—Holdings LLC (“OBP IV”); and 151 shares of Common Stock and 10,900 shares of Common Stock issuable upon conversion of 1,090 shares of Company Series A-2 Preferred Stock, 2,500 shares of Common Stock issuable upon conversion of 250 shares of Company Series A-3 Preferred Stock (the “mRNA II Shares”) held directly by mRNA II—Holdings LLC (“mRNA II”). The OBP IV Shares and the mRNA II Shares are referred to herein as the “Oxford Shares.” The OBP IV Shares are indirectly held by Oxford Bioscience Partners IV L.P. (“OBP LP”), a member of OBP IV. The mRNA II Shares are indirectly held by mRNA Fund II L.P. (“mRNA LP”), a member of mRNA II. The Oxford Shares are indirectly held by OBP Management IV L.P. (“OBP Management IV”), the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints Capital Granite, L.P. (“Saints LP”), a member of OBP IV and mRNA II; Saints Capital Granite, LLC (“Saints LLC”), the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC, share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Oxford Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(11)                            Includes 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV (the “OBP IV A-2 Shares”) and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II (the “mRNA II A-2 Shares”). The OBP IV A-2 Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II A-2 Shares are indirectly held by mRNA LP, a member of mRNA II. The OBP IV A-2 Shares and the mRNA II A-2 Shares are referred to herein as the “Oxford A-2 Shares”. The Oxford A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC, share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(12)                            Includes 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV (the “OBP IV A-3 Shares”) and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II (the mRNA II A-3 Shares”). The OBP IV A-3 Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II A-3 Shares are indirectly held by mRNA LP, a member of mRNA II. The OBP IV A-3 Shares and the mRNA II A-3 Shares are referred to herein as the “Oxford A-3 Shares”. The Oxford A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the

individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC, share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-3 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(13)                            Consists of 42,780 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(14)                            Includes 435,960 shares of Common Stock issuable upon conversion of 43,596 shares of Company Series A-1 Preferred Stock (the “BBBV LP A-1 Preferred Stock”), and 1,051,620 shares of Common Stock issuable upon conversion of 105,162 shares of Company Series A-2 Preferred Stock (together with the BBBV LP A-1 Preferred Stock the “BBBV LP Shares”) issued to BB Biotech Ventures II L.P. (“BBBV LP”) in the Merger, and 409,400 shares issuable upon conversion of 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company’s Series A-1 Preferred Stock financing. BB Biotech Ventures GP (Guernsey) Limited (“BBBV Limited”) is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBBV Limited. Dr. Muenchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux, Ben Morgan and Dr. Muenchbach share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Muenchbach.

(15)                            Includes 43,596  shares of Company Series A-1 Preferred Stock issued to BBBV LP in the Merger, and 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company’s Series A-1 Preferred Stock financing. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Muenchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux, Ben Morgan and Dr. Muenchbach share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Muenchbach.

(16)                            Includes 105,162 shares of Company Series A-2 Preferred Stock issued to BBBV LP in the Merger. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Muenchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux, Ben Morgan and Dr. Muenchbach share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Muenchbach.

(17)                            Consists of 10,000 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(18)                            Includes 82,220 shares of Common Stock issuable upon conversion of 8,222 shares of Company Series A-1 Preferred Stock, 121,940 shares of Common Stock issuable upon conversion of 12,194 shares of Company Series A-2 Preferred Stock, 29,850 shares of Common Stock issuable upon conversion of 2,985 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III, L.P. (“BV III”), in the Merger, and 68,740 shares of Common Stock issuable upon conversion of 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 1,222,900 shares of Common Stock issuable upon conversion of 122,290 shares of Company Series A-1 Preferred Stock, 1,813,640 shares of Common Stock issuable upon conversion of 181,364 shares of Company Series A-2 Preferred Stock, and 443,950 shares of Common Stock issuable upon conversion of 44,395 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III-QP, L.P. (“BV III QP”), in the Merger, and 1,022,380 shares of Common Stock issuable upon conversion of 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 103,350 shares of Common Stock issuable upon conversion of 10,335 shares of Company Series A-1 Preferred Stock, 153,270 shares of Common Stock issuable upon conversion of 15,327 shares of Company Series A-2 Preferred Stock, and 37,520 shares of Common Stock issuable upon conversion of 3,752 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III GmbH & Co. Beteiligungs K.G. (“BV III KG”), in the Merger, and 86,400 shares of Common Stock issuable upon conversion of 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 36,930 shares of Common Stock issuable upon conversion of 3,693 shares of Company Series A-1 Preferred Stock, 54,770 shares of Common Stock issuable upon conversion of 5,477 shares of Company Series A-2 Preferred Stock, and 13,400 shares of Common Stock issuable upon conversion of 1,340 shares of Company Series A-3 Preferred Stock issued to MPM BiVentures III Parallel Fund, L.P. (“BV III PF”), in the Merger, and 30,860 shares of Common Stock issuable upon conversion of 3,086, shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 23,680shares of Common Stock issuable upon conversion of 2,368 shares of Company Series A-1 Preferred Stock, 35,110 shares of Common Stock issuable upon conversion of 3,511 shares of Company Series A-2 Preferred Stock, and 8,590 shares of Common Stock issuable upon conversion of 859 shares of Company Series A-3 Preferred Stock issued to MPM Asset Management Investors 2003

BVIII LLC (“AM LLC”) in the Merger, and 19,780 shares of Common Stock issuable upon conversion of 1,978, shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 540,010 shares of Common Stock issuable upon conversion of 54,001 shares of Company Series A-1 Preferred Stock, and 1,842,420 shares of Common Stock issuable upon conversion of 184,242 shares of Company Series A-2 Preferred Stock issued to MPM Bio IV NVS Strategic Fund, L.P. (“MPM NVS”) in the Merger, and 605,360 shares of Common Stock issuable upon conversion of 60,536, shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV IV LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each fund mentioned above disclaims beneficial ownership of all shares not held by it of record. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(19)                            Includes of 8,222 shares of Company Series A-1 Preferred Stock issued to BV III in the Merger, and 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 122,290 shares of Company Series A-1 Preferred Stock issued to BV III QP in the Merger, and 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 10,335 shares of Company Series A-1 Preferred Stock issued to BV III KG in the Merger, and 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 3,693 shares of Company Series A-1 Preferred Stock issued to BV III PF in the Merger, and 3,086 shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 2,368 shares of Company Series A-1 Preferred Stock, issued to AM LLC in the Merger, and 1,978 shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; and 54,001 shares of Company Series A-1 Preferred Stock issued to MPM NVS in the Merger, and 60,536 shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. Voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members have share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(20)                            Includes 12,194 shares of Company Series A-2 Preferred Stock issued to BV III in the Merger; 181,364 shares of Company Series A-2 Preferred Stock issued to BV III QP, in the Merger 15,327 shares of Company Series A-2 Preferred Stock issued to BV III KG in the Merger; 5,477 shares of Company Series A-2 Preferred Stock issued to BV III PF, in the Merger; 3,511 shares of Company Series A-2 Preferred Stock issued to AM LLC in the Merger; and 184,242 shares of Company Series A-2 Preferred Stock issued to MPM NVS in the Merger. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(21)                            Includes 2,985 shares of Company Series A-3 Preferred Stock issued to BV III in the Merger; 44,395 shares of Company Series A-3 Preferred Stock issued to BV III QP in the Merger; 3,752 shares of Company Series A-3 Preferred Stock issued to BV III KG, in the Merger; 1,340 shares of Company Series A-3 Preferred Stock issued BV III PF, in the Merger; and 859 shares of Company Series A-3 Preferred Stock issued to AM LLC in the Merger. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein.

BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, John Vander Vort, William Greene, James Scopa, Vaughn Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Ashley L. Dombkowski, William Greene, Vaughn Kailian, James Paul Scopa, Steven St. Peter, and John Vander Vort.

(22)                            Includes 255,220 shares of Common Stock issuable upon conversion of 25,522 shares of Company Series A-1 Preferred Stock, and 2,103,250 shares of Common Stock issuable upon conversion of 210,325 shares of Company Series A-2 Preferred Stock issued to The Wellcome Trust Limited as trustee of The Wellcome Trust in the Merger, and 510,440 shares of Common Stock issuable upon conversion of 51,044 shares of Company Series A-1 Preferred Stock issued to The Wellcome Trust Limited as trustee of The Wellcome Trust at subsequent closings of the Company’s Series A-1 Preferred Stock financing. Responsibility for the activities of the Wellcome Trust lies with the Board of Governors of The Wellcome Trust Limited that is comprised of William Castell, Kay Davies, Peter Davies, Christopher Fairburn, Richard Hynes, Anne Johnson, Roderick Kent, Eliza Manningham-Buller, Peter Rigby and Peter Smith. The Board of Governors share all voting and investment power with respect to the shares held by The Wellcome Trust Limited as trustee of the Wellcome Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 25, 2011 by The Wellcome Trust Limited as trustee of The Wellcome Trust.

(23)                            Responsibility for the activities of the Wellcome Trust lies with the Board of Governors of The Wellcome Trust Limited that is comprised of William Castell, Kay Davies, Peter Davies, Christopher Fairburn, Richard Hynes, Anne Johnson, Roderick Kent, Eliza Manningham-Buller, Peter Rigby and Peter Smith. The Board of Governors share all voting and investment power with respect to the shares held by The Wellcome Trust Limited as trustee of the Wellcome Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 25, 2011 by The Wellcome Trust Limited as trustee of The Wellcome Trust.

(24)                            Includes 83,113 shares of Common Stock and 196,510 shares of Common Stock issuable upon conversion of 19,651 shares of Company Series A-1 Preferred Stock, 982,780 shares of Common Stock issuable upon conversion of 98,278 shares of Company Series A-2 Preferred Stock, 636,630 shares of Common Stock issuable upon conversion of 63,663 shares of Company Series A-3 Preferred Stock issued to HealthCare Ventures VII, L.P. (“HCVVII”) in the Merger, and 393,020 shares of Common Stock issuable upon conversion of 39,302 shares of Company Series A-1 Preferred Stock issued to HCVVII at subsequent closings of the Company’s Series A-1 Preferred Stock financing. HealthCare Partners VII, L.P. (“HCPVII”) is the General Partner of HCVVII. The General Partners of HCPVII are James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor. The General Partners of HCPVII share all voting and investment power on behalf of HCPVII. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by HCVVII, HCPVII, James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor.

(25)                            HealthCare Partners VII, L.P. (“HCPVII”) is the General Partner of HCVVII. The General Partners of HCPVII are James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor. The General Partners of HCPVII share all voting and investment power on behalf of HCPVII. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by HCVVII, HCPVII, James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor.

(26)                            Includes: (i) 15,173 shares of Common Stock (the “OBP IV Common Shares”) held directly by OBP IV; (ii) 1,822,520 shares of Common Stock (the “OBP IV Conversion Shares” and, together with the OBP IV Common Shares, the “OBP IV Saints Shares”) issuable to OBP IV upon the conversion of 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV, 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV and 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV; (iii) 151 shares of Common Stock (the “mRNA II Common Shares”) held directly by mRNA II; (iv) 18,260 shares of Common Stock (the “mRNA II Conversion Shares” and, together with the mRNA II Common Shares, the “mRNA Saints II Shares”) issuable to mRNA II upon the conversion of 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II, 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II. The OBP IV Saints Shares and the mRNA Saints II Shares are referred to herein as the “Saints Shares.” The Saints Shares are indirectly held by Saints LP, a member of OBP IV and Saints LLC, the sole general partner of Saints LP, and the individual managers of Saints LLC. The individual managers of Saints LLC are Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer. The individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Additionally, other than with respect to the Common Stock issuable upon the conversion of the 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV and the 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II, the Saints Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II Shares are indirectly held by mRNA LP, a member of mRNA II. The Saints Shares are indirectly held by (i) OBP Management IV, the sole general partner of each of OBP LP and mRNA LP and (ii) Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(27)                            Includes: 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV (the “OBP IV A-1 Shares”), and 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II (together with the OBP IV A-1 Shares, the “Saints A-1 Shares”). The Saints A-1 Shares are indirectly held by Saints LP, a member of OBP IV and mRNA II, Saints LLC, the sole general partner of Saints LP, and the individual managers of Saints LLC. The individual managers of Saints LLC are Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer. The individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each entity mentioned above and Messrs. Halsted, Quinlivan and Sawyer disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-1 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(28)                            Includes: 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV (the “OBP IV A-2 Shares”) and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II (together with the OBP IV A-2 Shares, the “Saints A-2 Shares”). The Saints A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(29)                            Includes: 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV (the “OBP IV A-3 Shares”); and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II (together with the OBP IV A-3 Shares, the “Saints A-3 Shares”). The Saints A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-3 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(30)                            Includes 435,960 shares of Common Stock issuable upon conversion of 43,596 shares of Company Series A-1 Preferred Stock (the “BBBV LP A-1 Preferred Stock”), and 1,051,620 shares of Common Stock issuable upon conversion of 105,162 shares of Company Series A-2 Preferred Stock (together with the BBBV LP A-1 Preferred Stock the “BBBV LP Shares”) issued to BB Biotech Ventures II L.P. (“BBBV LP”) in the Merger, and 409,400 shares of Common Stock issuable upon conversion of 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company’s Series A-1 Preferred Stock financing. BB Biotech Ventures GP (Guernsey) Limited (“BBBV Limited”) is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBB Limited and share all investment and voting power with respect to these shares. Additionally, Martin Muenchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited, may be deemed to have voting and investment control over the shares held by BBBV LP given such advisory role. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Muenchbach.

(31)                            BB Biotech Ventures GP (Guernsey) Limited (“BBBV Limited”) is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBB Limited and share all investment and voting power with respect to these shares. Additionally, Martin Muenchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited, may be deemed to have voting and investment control over the shares held by BBBV LP given such advisory role. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Muenchbach.

(32)                            Includes the OBP IV Shares and the mRNA II Shares. The OBP IV Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II Shares are indirectly held by mRNA LP, a member of mRNA II. The Oxford Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the OBP IV Shares and mRNA Fund II Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(33)                            Includes: 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II. The Oxford A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(34)                            Includes: 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II. The Oxford A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, as the individual managers of Saints Capital Granite, LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(35)                            Includes 204,160 shares of Common Stock issuable upon conversion of 20,416 shares of Company Series A-1 Preferred Stock, and 560,860 shares of Common Stock issuable upon conversion of 56,086 shares of Company Series A-2 Preferred Stock. Healthcare Private Equity Limited Partnership (“HPELP”) is a limited partnership which has one general partner, Waverley Healthcare Private Equity Limited (“Waverley GP”) and one limited partner, Scottish Widows plc. As general partner, Waverley GP has authority under the HPELP limited partnership agreement (“LPA”) to conduct and manage the business of HPELP. Andrew November and Archie Struthers are the directors of Waverly GP and share all of the voting and investment power over the shares held by HPELP. The controlling shareholder of Waverley GP is SWIP Group Limited. The ultimate controlling entity of SWIP Group Limited is Lloyds Banking Group plc, a public listed company with many shareholders. The board of directors of Lloyds Banking Group plc consists of nine non-executive directors (Sir Winifried Bischoff, Lord Leitch, Anita Frew, Glen Moreno, David Roberts, T Timothy Ryan Jnr, Martin Scicluna and Anthony Watson) and three executive directors (Antonito Horta-Osorio, G Truett Tate and Tim Tookey). The Chairman (Sir Winifried Bischoff) is responsible for leadership of the board. The Group Chief executive (Antonio Horto-Osorio) is responsible for the day to day management of the business of Lloyds Banking Group plc, in accordance with the strategy and long term objectives approved by the board. Beneficial ownership information is based on information known to the Company. The nine non-executive directors and three executive directors of Lloyds Banking Group plc do not have any sole or shared voting or investment power with respect to the shares held by HPELP.

(36)                            Includes 1,228,200 shares of Common Stock issuable upon conversion of 122,820 shares of Company Series A-1 Preferred Stock. Brookside Capital Investors, L.P. (“Brookside Investors”) is the sole general partner of Brookside Capital Partners Fund, L.P. (“Partners Fund”). Brookside Capital Management, LLC is the sole general partner of Brookside Investors. The control persons of Brookside Capital Management are Executive Committee members: Dewey J. Awad, Domenic J. Ferrante, Matthew V. McPherron, William E. Pappendick IV, John M. Toussaint. The Executive Committee members share all voting and investment power on behalf of Brookside Capital Management, LLC. Beneficial ownership information is based on information known to the Company.

 (37)                         Includes 1,228,200 shares of Common Stock issuable upon conversion of 122,820 shares of Company Series A-1 Preferred Stock. Biotech Growth N.V. (“Biotech Growth”) is a wholly-owned subsidiary of BB Biotech AG (“BB Biotech”). The directors and executive officers of BB Biotech are Dr. Thomas D. Szucs, Chairman and Director; Dr. Clive Meanwell, Vice Chairman and Director; and Dr. Erich Hunziker, Director. The directors and executive officers of Biotech Growth are Dr. Thomas D. Szucs, Statutory Director; Deanna Chemaly, Statutory Director; and Hugo Jan van Neutegem, Statutory Director. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on June 3, 2011 by BB Biotech and BB Growth. The directors and executive officers of BB Biotech and Biotech Growth share all voting and investment power with respect to these shares.

(38)                            Includes 173,260 shares of Common Stock issuable upon conversion of 17,326 shares of Company Series A-1 Preferred Stock. Ipsen Pharma SAS (“Ipsen Pharma”) is a société par actions simplifiée organized under the laws of France and is a wholly-owned subsidiary of Ipsen S.A. (“Ipsen”), a société anonyme organized under the laws of France. Ipsen’s majority shareholder is Mayroy, a société anonyme organized under the laws of Luxembourg. The directors and executive officers of Ipsen Pharma are Christophe Jean, Director; Claude Bertrand, Director; Etienne De Blois, Director; Philippe Robert-Gorsse, Director; Eric Drape, Director; Claire Giraut, Director; Jean Fabre, Director; Jean-Pierre Dubuc, Director; Didier Veron, Director; and Marc De Garidel, President. The directors of Ipsen are Marc De Garidel, Director and Chief Executive Officer; Anne Beaufour, Director; Henri Beaufour, Director; Hervé Couffin, Director; Antoine Flochel, Director; Gérard Hauser, Director; Pierre Martinet, Director; René Merkt, Director; Yves Rambaud, Director; Klaus-Peter Schwabe, Director and Christophe Vérot, Director. The executive officers of Ipsen are Claire Giraut, Etienne de Blois, Christophe Jean, Claude Bertrand, and Eric Drape. The directors of Mayroy are Anne Beaufour, Antoine Flochel, Beech Tree SA, Bee Master B.V. Holding BV, Henri Beaufour, Klaus Peter Schwabe, and Jean-Pierre Diehl. The directors and officers of Ipsen, Mayroy and Ipsen Pharma share all voting and investment powers with respect to these shares. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on June 23, 2011 by Ipsen Pharma and Ipsen.

(39)                            Includes 64,430 shares of Common Stock issuable upon conversion of 6,443 shares of Company Series A-5 Preferred Stock held by Nordic Bioscience Clinical Development VII A/S (“Nordic VII”). Nordic VII beneficially owns 0.40% of the Fully-Diluted Shares. Nordic VII is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S (“Nordic A/S”). Nordic A/S is wholly-

owned subsidiary of Nordic Bioscience Holding A/S (“Nordic Holding”). Nordic Holding is majority owned by C.C. Consulting A/S (“C.C. Consulting”). Claus Chrstiansen, MD, and Bente Riis Chrstiansen each own 50% of C.C. Consulting and share all voting and investment power with respect to these shares. The entities and individuals mentioned above disclaim beneficial ownership of the share except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on June 17, 2011 by Nordic VII.

(40)                            Includes 163,880 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(41)                            Includes 2,558 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(42)                            Includes (i) 15,627 shares of Common Stock held by Mr. Katzenellenbogen and (ii) 40,438 shares of Common Stock held by the John A. Katzenellenbogen Trust Under Agreement Dated August 2, 1999 (the “Katzenellenbogen Trust”). Mr. Katzenellenbogen is the trustee of the Katzenellenbogen Trust. The Katzenellenbogen Trust may be deemed to beneficially own the shares held by Mr. Katzenellenbogen.

(43)                            Includes 30,498 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011.

(44)                             Includes (i) 45,145 options to purchase our Common Stock anticipated to be exercisable within 60 days after December 16, 2011, (ii) 4,496 shares of Common Stock held by Dr. Potts and (iii) 20,291 shares of Common Stock held by the Dr. John Potts, Jr and Susanne K. Potts Irrevocable Trust for Stephen K. Potts dated 6-15-05 (the “Potts Trust”). Dr. Potts is a trustee of the Potts Trust.  The Potts Trust may be deemed to beneficially own the shares held by Mr. Potts.

CHANGE IN CONTROL

Reverse Merger

We were incorporated in the State of Delaware on February 4, 2008 under the name MPM Acquisition Corp. In May 2011, we consummated a reverse merger transaction (the “Merger”) with Radius Health, Inc., a Delaware corporation formed on October 3, 2003 (the “Former Operating Company”), through which the Former Operating Company became a wholly-owned subsidiary of ours pursuant to the terms of an Agreement and Plan of Merger, dated as of April 25, 2011, by and among the Company (formerly known as MPM Acquisition Corp.), the Former Operating Company and RHI Merger Corp. (the “Merger Agreement”).  Immediately following the merger transaction, the Former Operating Company was merged with and into us, we assumed the business of the Former Operating Company and changed our name to “Radius Health, Inc.”

At the effective time of the Merger (the “Effective Time”), all of the shares of the Former Operating Company’s common stock, par value $.01 per share (the “Former Operating Company Common Stock”), and shares of the Former Operating Company’s preferred stock, par value $.01 per share (the “Former Operating Company Preferred Stock”), that were outstanding immediately prior to the Merger were cancelled and each outstanding share of the Former Operating Company Common Stock outstanding immediately prior to the Effective Time was automatically converted into the right to receive one share of our Common Stock and each outstanding share of the Former Operating Company Preferred Stock outstanding immediately prior to the Effective Time was automatically converted into the right to receive one-tenth of one share of our corresponding series of Preferred Stock, as consideration for the Merger. In the Merger, we assumed all options and warrants of the Former Operating Company outstanding immediately prior to the Effective Time. Prior to the Merger, pursuant to the terms of a Redemption Agreement, dated as of April 25, 2011, between the Company and MPM Asset Management LLC (the “Redemption Agreement”), we completed the repurchase of all of our capital stock issued and outstanding immediately prior to the Merger from our former sole stockholder, MPM Asset Management LLC. Upon completion of the Merger and the redemption, the former stockholders of the Former Operating Company held 100% of the outstanding shares of our capital stock. Pursuant to the Merger, we assumed all of the Former Operating Company’s obligations under its existing contracts. In particular, we assumed the rights and obligations of the Former Operating Company under that certain Series A-1 Convertible Preferred Stock Purchase Agreement (the “Original Purchase Agreement”) with certain investors listed therein (the “Investors”) pursuant to which, among other things, the Former Operating Company agreed to issue and sell to the Investors up to an aggregate of 7,895,535 shares of Series A-1 Convertible Preferred Stock, par value $.01 per share, to be completed in three closings (the initial closing, the “Stage I Closing”, the second closing, the “Stage II Closing” and the final closing, the “Stage III Closing”) (collectively, the “Series A-1 Financing”). The Original Purchase Agreement was subsequently amended by Amendment No. 1 thereto to eliminate all closing conditions previously provided for in the Original Purchase Agreement (as so amended, the “Purchase Agreement”). On November 18, 2011, the Investors purchased, and we issued, an aggregate 263,178 shares of our Series A-1 Convertible Preferred Stock (“Series A-1 Preferred Stock”) at the Stage II Closing at a purchase price per share of $81.42.  On December 14, 2011, the Investors purchased, and we issued, an aggregate 263,180 shares of Series A-1 Preferred Stock at the Stage III Closing at a purchase price per share of $81.42.

The foregoing description of the Merger Agreement, the Redemption Agreement, the Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entireties by reference to the Merger Agreement, the Redemption Agreement and the Purchase Agreement, respectively.

Voting Arrangements

Pursuant to the Certificate of Designations and that certain Amended and Restated Stockholders’ Agreement, dated May 17, 2011, by and among the Company, as successor to Radius Health, Inc., and the Stockholders listed therein (as amended, the “Stockholders’ Agreement”), which is filed as an exhibit to the Company’s Current Report on Form 8-K (File No. 000-53173) filed by the Company on November 10, 2011:

          (i)  for so long as any shares of Series A-1 Convertible Preferred Stock are outstanding, the holders of a majority of the shares of Series A-1 Convertible Preferred Stock outstanding, voting as a separate class, have the right to designate and elect two (2) members of our Board;

         (ii)  Oxford Bioscience Partners IV L.P. (together with Saints Capital VI, L.P. and their respective affiliates and certain transferees), HealthCare Ventures VII, L.P. (together with its affiliates and certain transferees) and The Wellcome Trust Limited as trustee of The Wellcome Trust (together with its affiliates and certain transferees) (collectively, the “G3 Group” and individually, each a “G3 Holder”) voting as a separate class have the right to designate and elect one (1) member of our Board by majority vote of the shares of Series A-1 Stock held by them; provided, however, that in order to be eligible to vote or consent with respect to the election of such member of our Board of Directors, a G3 Holder together with members of such G3 Group must hold greater than twenty percent (20%) of the shares of Series A-1 Stock purchased under the Purchase Agreement by such G3 Holder and the members of such G3 Group; and

        (iii)  MPM Capital L.P., voting as a separate class, has the right to designate and elect one (1) member of our Board by majority vote of the shares of Series A-1 Convertible Preferred Stock held by MPM Capital L.P. (provided, that (a) such member of our Board must be an individual with particular expertise in the development of pharmaceutical products and (b) in order to be eligible to vote or consent with respect to the election of such member of the Board, MPM Capital L.P. together with members of the MPM Group (as defined in the Stockholders’ Agreement) must hold greater than twenty percent (20%) of the shares of Series A-1 Convertible Preferred Stock purchased under the Purchase Agreement by MPM Capital L.P. and the members of the MPM Group).

As part of the Stockholders’ Agreement, the stockholders have agreed to vote in favor of the above nominations.

EXECUTIVE COMPENSATION

By Us Prior to the Merger

Prior to the Merger, we had not issued any stock options or maintained any stock option or other equity incentive plans. Prior to the Merger, we had no plans in place and never maintained any plans that provided for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans. Similarly, we had no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to any named executive officers or any other persons following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of us or a change in a named executive officer’s responsibilities following a change in control. The following table summarizes all compensation earned by or paid to our Chief Executive Officer and Financial Officer during two fiscal years ended December 31, 2010 and 2009.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Steven St. Peter,	2010	(1)	0	0	0	0	0	0	0	0
President, Director,	2009		0	0	0	0	0	0	0	0
Principal Executive Officer and Principal Financial Officer
John Vander Vort,	2010	(1)	0	0	0	0	0	0	0	0
Secretary and Director	2009		0	0	0	0	0	0	0	0
Richard Lyttle,	2010	(2)	0	0	0	0	0	0	0	0
President, Director,	2009		0	0	0	0	0	0	0	0
Principal Executive Officer
Nick Harvey,	2010	(2)	0	0	0	0	0	0	0	0
Senior Vice President,	2009		0	0	0	0	0	0	0	0
Director Principal Financial Officer, Treasurer and Secretary

Notes:

(1) Resigned in November 2010.

(2) Appointed in November 2010 and resigned as Chief Executive Officer and President on December 5, 2011.

By the Former Operating Company Prior to the Merger

The following tables summarize all compensation earned by or paid to the Former Operating Company’s Chief Executive and Financial Officer (Principal Executive and Financial Officer) and other named executive officers during the two fiscal years ended December 31, 2010 and 2009. The Former Operating Company did not have any formal policy for determining the compensation of executive officers. Instead, base salaries for our named executive officers typically are established through arm’s length negotiation at the time the executive is hired. On an annual basis, our board of directors reviews and evaluates, with input from our President and Chief Executive Officer, the need for adjustment of the base salaries of our executives based on changes and expected changes in the scope of an executive’s responsibilities, including promotions, the individual contributions made by and performance of the executive during the prior fiscal year, the executive’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry.

Each executive officer is eligible to receive an annual performance-based cash bonus, in an amount up to a fixed percentage of his base salary. At the beginning of each year the board develops with input from our President and Chief Executive Officer a list of corporate goals for the year that would be used as a guideline to assess the annual performance of the executive officers. As soon as practical after the year is completed, the board would review actual performance against the stated goals and determine subjectively what it believes to be the appropriate level of cash bonus. Whether or not a cash bonus is paid is entirely at the discretion of the board of directors.

Our Compensation Committee is charged with developing a formal policy for determining and reviewing the compensation of executive officers on a regular basis.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
C. Richard Lyttle,	2010	378,622	189,311	0	0	0	0	1715	569,648
President, Director, and	2009	369,387	73,877	0	0	0	0	1,584	444,848
Chief Executive Officer
B. Nicholas Harvey,	2010	278,492	105,827	0	0	0	0	1,305	385,624
Treasurer, Secretary and	2009	271,700	40,755	0	0	0	0	851	313,306
Chief Fianncial Officer and Director
Louis O’Dea,	2010	319,363	130,939	0	0	0	0	1,032	451,334
Sr. Vice-President and	2009	311,574	51,410	0	0	0	0	105	363,089
Chief Medical Officer
Gary Hattersley,	2010	223,860	69,397	0	0	0	0	240	293,497
Vice President, Biology &	2009	218,400	27,300	0	0	0	0	240	245,940
Pharmacology

Notes:

(1) Bonuses related to prior years are shown in same year, even if paid subsequent to year end.

(2) All amounts are attributable to life insurance premiums paid by Radius.

Dr. O’Dea resigned as an employee of the Company on November 14, 2011, as disclosed in our Current Report on Form 8-K filed with the SEC on November 18, 2011.  Dr. Lyttle resigned as Chief Executive Officer and President of the Company on December 5, 2011, as disclosed in our Current Report on Form 8-K filed with the SEC on December 5, 2011.  Each of the other named executive officers listed above are at-will employees eligible for discretionary bonus and equity incentive awards with certain severance rights discussed further below. Dr. Lyttle, Mr. Harvey and Mr. Hattersley have target bonus percentages of 40%, 30% and 25%, respectively. For 2010, each named executive officer, including Dr. O’Dea, had the opportunity to achieve a bonus of 125% of their respective target bonus by achievement of certain corporate goals. These goals included a successful outcome from the End of Phase 2 meeting with the FDA for BA058 Injection (25% weighting), the successful completion of the Nordic arrangements to manage the BA058 Injection Phase 3 study for the Company (65% weighting), and successful completion of the Phase 1 study for BA058 Microneedle Patch (35% weighting). The Compensation Committee considered management performance against these goals and determined that bonus payments should be made at 125% of each named executive officer’s target bonus percentage.

On November 30, 2011, we entered into a Transition Agreement (the “Transition Agreement”) with Dr. Lyttle providing for the resignation of Dr. Lyttle as the Company’s President and Chief Executive Officer and as a member of the Board and the appointment of Dr. Lyttle as the Company’s Chief Scientific Officer.  Pursuant to the terms of the Transition Agreement, Dr. Lyttle will continue to receive his base annualized salary at the rate in effect as of immediately prior to the effective date of the Transition Agreement.  Dr. Lyttle’s employment as Chief Scientific Officer under the Transition Agreement will be for a period commencing on the Transition Date and ending on June 1, 2012.  Dr. Lyttle will remain eligible to receive his annual bonus for calendar year 2011 at the levels previously established for such bonus by the Board and communicated to Dr. Lyttle, subject to and in accordance with the applicable bonus plans and policies of the Company. Dr. Lyttle will be eligible to earn for calendar year 2012 a discretionary cash performance bonus under the Company’s bonus plan or program applicable to senior executives based on a target bonus amount equal to 40% of Dr. Lyttle’s annualized base salary, but with the actual amount of any such bonus being determined on the basis of the attainment of Company performance metrics and/or individual performance objectives, in each case, as established and approved by the Board in its sole discretion.

In the event Dr. Lyttle’s employment is terminated (i) due to his death prior to March 1, 2012 or (ii) for any reason other than for cause after March 1, 2012 (including automatic termination on June 1, 2012), (y) Dr. Lyttle will be entitled to receive his 2012 bonus, pro rated based on the number of days in the calendar year through the date of termination of his employment and (z) any vested and outstanding options to purchase shares of the Company’s common stock held by Dr. Lyttle on such date will remain exercisable until the later to occur of (1) the first anniversary of the date of termination of his employment or (2) the date that is 30 days after the date on which the Company’s common stock first becomes listed on a national stock exchange, subject in each case to Dr. Lyttle’s execution of a release of claims contemplated by the Transition Agreement.

If his employment is terminated without cause or he resigns with good reason, Mr. Harvey will receive 6 months salary in severance payments, payable in accordance with the payroll practice then in effect, and for a period of 6 months, the continuation of health insurance at no cost to him and all options which would have vested in the 6 months following such termination but for such termination shall become immediately exercisable. If the Company is acquired, 50% of his then unvested options will become immediately vested and exercisable.

Following termination of employment without cause, and subject to signing a general release, Mr. Hattersley is entitled to severance payments equal to 6 months of his then current base salary (minus required withholdings). In addition, if he elects and remains eligible for COBRA coverage during the six month period following the termination of his employment, he is entitled to be reimbursed for the portion of the COBRA premium that would have been paid by the Company had he remained employed by Company during such period.

In connection with Dr. O’Dea’s resignation, the Company will pay him an aggregate severance amount of $164,472 (minus required withholdings) in accordance with the Company’s normal payroll procedures over a six month period following his resignation. In addition, assuming he elects and remains eligible for COBRA coverage during such six month period the Company will reimburse him for the portion of the COBRA premium that would have been paid by the Company had Dr. O’Dea remained employed by Company during such period and will permit him to exercise the portion of the stock options held by Dr. O’Dea that were vested as of the date of termination of his employment, representing a right to purchase up to 163,880 shares of Common Stock, until February 14, 2012, subject to the terms and conditions of the 2003 Plan or 2011 Plan, as applicable.

Compensation of Directors

No member of our board of directors received any compensation for services as a director of the Company during the fiscal year ended December 31, 2010. Neither we nor the Former Operating Company has had any formal policy governing the compensation of directors.

During the Former Operating Company’s fiscal year ended December 31, 2010, the Former Operating Company granted to Alan Auerbach options to acquire 256,666 shares of Common Stock at an exercise price of $1.35 per share. The following table summarizes all compensation earned by or paid to Mr. Auerbach in the fiscal year ended December 31, 2010. Mr. Auerbach was not a director of the Former Operating Company in 2009. Mr. Auerbach’s options were assumed by us in the Merger.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)(1)
Alan H. Auerbach (Director)(2)	2010	0	0	0	$194,040	0	0	0	$194,040

(1) The value of the option award was calculated based on 256,666 options outstanding at December 31, 2010 multiplied by the fair value per share of $0.756 that was derived using the Black-Scholes-Merton option pricing model. This model used the following assumptions in valuing the options; expected dividend yield of 0, risk-free interest rate of 1.92%, expected term of 6.25 years, and volatility of 58%.

(2) At December 31, 2010 Mr. Auerbach has 256,666 options outstanding and zero stock awards outstanding.

Grants of Plan-Based Awards and Equity Awards

No plan-based awards or equity awards were granted to any of our or the Former Operating Company’s named executive officers or directors during the fiscal year ended December 31, 2010.

Option Exercises and Stock Vested; Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers at December 31, 2010. No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended December 31, 2010.

During the fiscal year ended December 31, 2010, no Former Operating Company options held by named executive officers, director or proposed director were exercised. At the end of such period, the following options (which will be assumed in the Merger by the Company) were held by our named executive officers, directors and proposed Company directors. We assumed all of the Former Operating Company’s options in the Merger:

	Number of Unexercised Securities
Name	Exercisable	Unexercisable		Exercise Price	Expiration
C. Richard Lyttle	101,562	6,770	(1)	$1.50	10/28/14
	148,605	9,906	(1)	$0.90	7/12/17
	190,005	12,667	(1)	$1.20	5/8/18
	80,977	5,398	(1)	$1.50	12/3/18

B. Nicholas Harvey	66,711	16,677	(2)	$0.90	7/12/17
	51,459	11,875	(3)	$1.20	5/8/18
	13,496	13,496	(4)	$1.20	12/3/18

Louis O’Dea	13,141	9,500	(5)	$1.50	2/15/16
	34,622	6,924	(6)	$0.90	7/12/17
	57,634	13,300	(7)	$1.20	5/8/18
	15,115	15,115	(8)	$1.20	12/3/18

Gary Hattersley	10,833	0		$1.50	12/16/13
	5,416	0		$1.50	2/15/16
	20,804	2,972	(9)	$0.90	7/12/17
	24,700	5,700	(10)	$1.20	5/8/18
	6,478	6,478	(11)	$1.20	12/3/18

Alan Auerbach	0	138,973	(12)	$1.35	10/12/20
	0	117,693	(13)	$1.35	10/12/20

(1) These stock options vest on the execution of an out-licensing partnership which the Board of Directors deemed satisfied on the signing of the Clinical Trial Services Agreement with Nordic on March 29, 2011.

(2) These stock options vest on the execution of an out-licensing partnership which the Board of Directors deemed satisfied on the signing of the Clinical Trial Services Agreement with Nordic on March 29, 2011.

(3) These stock options vested as to 3,958 shares (as rounded) on January 1, April 1, July 1 of 2011.

(4) These stock options vested as to 1,687 shares on the first day of each quarter ending October 1, 2012.

(5) These stock options vested on the randomization of the first patient in the Phase 3 study of BA058 Injection which occurred in April 26, 2011.

(6) These stock options vested as to 3,462 shares on January 1 and April 1 of 2011.

(7) These stock options vested as to 4,433 shares (as rounded) on January 1, April 1, July 1 of 2011.

(8) These stock options vest as to 1,889 shares (as rounded) on the first day of each quarter ending October 1, 2012.

(9) These stock options vest as to 1,486 shares on January 1 and April 1 of 2011.

(10) These stock options vest as to 1,900 shares on January 1, April 1, July 1 of 2011.

(11) These stock options vest as to 809 shares (as rounded) on the first day of each quarter ending October 1, 2012.

(12) These stock options vest as to 11,581 shares (as rounded) on the first day of each quarter ending October 1, 2013.

(13) These stock options vest as to 9,808 shares (as rounded) on the first day of each quarter ending October 1, 2013.

2003 Long-Term Incentive Plan

Generally, in the Merger, we assumed the 2003 Plan and all options to acquire common stock of the Former Operating Company issued thereunder. The 2003 Plan is intended to assist us and our affiliates in attracting and retaining employees and consultants of outstanding ability and to promote the identification of their interests with those of our stockholders and our affiliates. Only incentive stock options and non-statutory stock options have been granted under the 2003 Plan. As of December 16, 2011, we had 1,256,078 options issued and unexercised under the 2003 Plan, 1,063,671 of which were vested.  In connection with the adoption and approval of the 2011 Plan, we will not make any further awards under the 2003 Plan, which is referred to as the “suspension” of the 2003 Plan, as of November 7, 2011.  No new awards may be granted under the 2003 Plan, but awards outstanding at the time of suspension remain outstanding in accordance with their terms. If an option or right expires or terminates for any reason (other than termination by virtue of the exercise of a related option or related right, as the case may be) without having been fully exercised, if shares of restricted stock are forfeited, or if shares covered by an incentive share award or performance award are not issued or are forfeited, the unissued or forfeited shares that had been subject to the award become available for the grant of additional awards under the 2011 Plan.

Administration.    The compensation committee of the board of directors administers the 2003 Plan. In the event that there is no compensation committee, the board of directors administers the plan. The committee or the board may delegate authority to administer the 2003 Plan to any other committee.

Incentive Stock Options.    Incentive stock options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code and are granted pursuant to incentive stock option agreements. The plan administrator determines the exercise price for an incentive stock option, which may not be less than 100% of the fair market value of the stock underlying the option determined on the date of grant. Notwithstanding the foregoing, incentive options granted to employees who own, or are deemed to own, more than 10% of our voting stock, must have an exercise price not less than 110% of the fair market value of the stock underlying the option determined on the date of grant.

Nonstatutory Stock Options.    Nonstatutory stock options are granted pursuant to nonstatutory stock option agreements. The plan administrator determines the exercise price for a nonstatutory stock option.

Vesting.    Options granted under the plan generally vest in sixteen (16) quarterly installments, each quarterly installment being equal in number of shares as possible (as determined by the Company in its reasonable discretion), with the first quarterly installment vesting one quarter after the date of the grant, and an additional quarterly installment vesting on the first day of each calendar quarter thereafter, until all of the shares subject to the option are fully vested and the option may be exercised as to 100% of the shares issuable upon exercise thereof.

Changes to Capital Structure.    In the event of certain types of changes in our capital structure, such as a share split, the number of shares and exercise price or strike price, if applicable, of all outstanding awards will be appropriately adjusted.

Dividends.    Any award under the 2003 Plan may confer upon the recipient the right to receive dividend payments or dividend equivalent payments with respect to the shares subject to the award. Such dividend payments may be paid currently or credited to an account in favor of the recipient. Such dividends may be settled in cash or shares, as determined by the plan administrator.

Employment Agreements

Other than Dr. O’Dea, who resigned as an employee of the Company on November 14, 2011, and except as contemplated by the Transition Agreement with Dr. Lyttle, each of the named executive officers described in this information statement is an at-will employee eligible for a discretionary bonus and equity incentive awards with certain severance rights discussed further below. The Company entered into at-will employment agreements with each of such named executive officers on the date set forth next to such officer’s name below.  The Transition Agreement superseded the employment agreement entered into with Dr. Lyttle.  The table below also sets forth for each of such named executive officers such officer’s initial salary. The initial salary of each named executive officer has been reviewed and adjusted on an annual basis in accordance with procedures established from time to time by the Company’s board of directors. Each agreement provides that such named executive officer is eligible to receive annual performance bonuses. See the table above under “By the Former Operating Company prior to the Merger” for the current base salary and annual performance bonus target for each named executive officer other than Dr. Lyttle whose current salary is determined pursuant to the terms of the Transition Agreement described above.

Name:	Agreement Date	Initial Base Salary
C. Richard Lyttle	July 2, 2004	$300,000
B. Nicholas Harvey	November, 15, 2006	$250,000
Gary Hattersley	November 14, 2003	$130,000

Mr. Harvey’s agreement provides for indemnification against all liabilities, claims, damages, costs and expenses arising from his serving as an officer. The agreements provided for initial stock option grants and vesting, all of which are fully vested, paid vacation and access to our benefits programs.

Pursuant to the terms of the Transition Agreement, in the event Dr. Lyttle’s employment is terminated (i) due to his death prior to March 1, 2012 or (ii) for any reason other than for cause after March 1, 2012 (including automatic termination on June 1, 2012), (y) Dr. Lyttle will be entitled to receive his 2012 bonus, pro rated based on the number of days in the calendar year through the date of termination of his employment and (z) any vested and outstanding options to purchase shares of the Company’s common stock held by Dr. Lyttle on such date will remain exercisable until the later to occur of (1) the first anniversary of the date of termination of his employment or (2) the date that is 30 days after the date on which the Company’s common stock first becomes listed on a national stock exchange, subject in each case to Dr. Lyttle’s execution of a release of claims contemplated by the Transition Agreement.

If his employment is terminated without cause or he resigns with good reason, Mr. Harvey will receive 6 months salary in severance payments, payable in accordance with the payroll practice then in effect, and for a period of 6 months, the continuation of health insurance at no cost to him and all options which would have vested in the 6 months following such termination but for such termination shall become immediately exercisable. If the Company is acquired, 50% of his then unvested options will become immediately vested and exercisable.

Following termination of employment without cause, and subject to signing a general release, Mr. Hattersley is entitled to severance payments equal to 6 months of his then current base salary. In addition, if he elects and remains eligible for COBRA coverage during such six month period, he is entitled to be reimbursed for the portion of the COBRA premium that would have been paid by the Company had he remained employed by Company during such period.

Estimated Benefits and Payments Upon Termination of Employment

The following table describes the potential payments and benefits upon termination of employment of the named executive officers described herein before or after a change in control of our company as described above, as if each officer’s employment terminated as of December 31, 2010, the last business day of the 2010 fiscal year.

Name	Benefit	Termination Other than for Cause after a Change in Control		Termination Other than for Cause not in a Change in Control
C. Richard Lyttle	Severance	$567,933		$378,622
	Option Acceleration	$3,584		$0
	COBRA Premiums	$25,691	(1)	$17,127	(1)
	Vacation Payout	$14,562		$14,562
	Total Value	$611,770		$410,311

B. Nicholas Harvey	Severance	$139,246		$139,246
	Option Acceleration	$5,655		$1,694
	COBRA Premiums	$12,845		$12,845
	Vacation Payout	$10,711		$10,711
	Total Value	$168,457		$164,496

Louis O’Dea	Severance	$159,682		$159,682
	Option Acceleration	$0		$0
	COBRA Premiums	$10,919		$10,919
	Vacation Payout	$12,283		$12,283
	Total Value	$182,884		$182,884

Gary Hattersley	Severance	$111,930		$111,930
	Option Acceleration	$0		$0
	COBRA Premiums	$10,919	(2)	$10,919	(2)
	Vacation Payout	$8,527		$8,527
	Total Value	$131,376		$131,376

(1) Dr. Lyttle is not currently enrolled in our medical plan. Dr. Lyttle is eligible to enroll in our medical plan and upon his enrollment would be entitled to this amount in the event of his termination without cause.

(2) Mr. Hattersley is not currently enrolled in our medical or dental plans. Mr. Hattersley is eligible to enroll in such plans and upon his enrollment would be entitled to this amount in the event of his termination without cause.

For purposes of valuing the severance and vacation payments in the table above, we used each executive officer’s base salary in effect at the end of 2010 and the number of accrued but unused vacation days at the end of 2010.

The value of option acceleration shown in the table above was calculated based on the assumption that the officer’s employment was terminated and the change in control (if applicable) occurred on December 31, 2010 and that the fair market value of our common stock on that date was $1.35 per share. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the difference between the fair market value of our common stock as of December 31, 2010 and the exercise price of the option.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended December 31, 2010.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2010.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

Other than as a potential participant under the 2011 Plan, the officers and directors of the Company do not have any substantial interest in the matters acted upon pursuant to the Stockholder Consent, other than in their respective roles as officers or directors of the Company.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases, or the negative of those expressions or phrases identify forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this report, we caution you that these statements are based on our projections of the future that are subject to known and unknown risks and uncertainties and other important factors that may cause our actual results, level of activity, performance or achievements expressed or implied by these forward-looking statements, to differ. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in other filings of ours with the SEC. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Our forward-looking statements speak only as of the date of this Information Statement, and we expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139, or by calling the Company at (617) 551-4700 and requesting a copy of the Information Statement. Security holders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

ADDITIONAL INFORMATION

We are subject to the reporting and information requirements of the Exchange Act, and in accordance therewith file periodic reports, proxy statements and other information with the SEC.  You can read periodic reports, proxy statements and other information filed us in accordance with the Exchange Act can be read and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.  Electronic reports, proxy statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) are publicly available through the SEC’s web site (http://www.sec.gov).

By Order of the Board of Directors

Michael S. Wyzga
President and Chief Executive Officer

Cambridge, Massachusetts
December , 2011

EXHIBIT A

Radius Health, Inc.

Action by Written Consent of the Stockholders

in Lieu of a Special Meeting

The undersigned, being the holders of record of outstanding shares of capital stock of Radius Health, Inc., a Delaware corporation (the “Corporation”), representing the Senior Majority, as defined in the Corporation’s Certificate of Designations (the “Certificate of Designations”), and thereby constituting not less than the minimum voting power of the issued and outstanding shares of capital stock of the Corporation necessary to approve the transactions and waive the rights set forth in the resolutions below, hereby consent, pursuant to the Delaware General Corporation Law, Section 228, and Section 7, Paragraph (e), Clause (ii)(g) of the Certificate of Designations, to the adoption of the following resolutions, effective as of, and conditioned upon, the expiration of 20 days following the mailing of an information statement to the Corporation’s stockholders as required under Rule 14c-2 under the Securities Exchange Act of 1934, as amended.

2011 Equity Incentive Plan

RESOLVED:                                             That the incentive plan entitled the “2011 Equity Incentive Plan”, in the form attached as Exhibit A hereto (the “2011 Plan”), which was previously adopted and approved by the Board of Directors of the Corporation, is hereby ratified, approved, and adopted in all respects.

The written consent to the foregoing resolution may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument and this written consent may be executed and delivered by facsimile and upon such delivery by facsimile signature will be deemed to have the same effect as if the original signature has been delivered.

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Each of the undersigned stockholders of Radius Health, Inc. have executed this Action by Written Consent of Stockholders on the date set forth opposite such stockholder’s signature.

MRNA II - HOLDINGS LLC

By: mRNA Fund II, L.P.
By: OBP MANAGEMENT II , L.P.

By:	/s/ Jonathan Fleming	Date: 11/15/11
Name: Jonathan Fleming
Title: General Partner

By: SAINTS CAPITAL GRANITE, L.P.
By: SAINTS CAPITAL GRANITE, LLC

By:	/s/ Scott Halsted	Date: 11/15/11
Name: Scott Halsted
Title: Managing Director

OBP IV — HOLDINGS LLC

By: OXFORD BIOSCIENCE PARTNERS IV., L.P.
By: OBP MANAGEMENT IV, L.P.

By:	/s/ Jonathan Fleming	Date: 11/15/11
Name: Jonathan Fleming
Title: General Partner

By: SAINTS CAPITAL GRANITE, L.P.
By: SAINTS CAPITAL GRANITE, LLC

By:	/s/ Scott Halsted	Date: 11/15/11
Name: Scott Halsted
Title: Managing Director

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Percisa Gray	Date: 11/18/11
Name: Peter Percisa Gray
Title: Managing Director

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 11/18/11
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 11/18/11
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 11/18/11
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 11/18/11
Name: Ansbert Gadicke
Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

By:	/s/ Ansbert Gadicke	Date: 11/18/11
Name: Ansbert Gadicke
Title: Manager

MPM BIO IV NVS STRATEGIC FUND, L.P.

By: MPM BioVentures IV GP LLC, its General Partner
By: MPM BioVentures IV LLC, its Managing Member

By:	/s/ Ansbert Gadicke	Date: 11/18/11
Name: Ansbert Gadicke
Title: Member

HEALTHCARE VENTURES VII, L.P.

By: HealthCare Partners VII, L.P.
Its General Partner

By:	/s/ Jeffrey Steinberg	Date: 11/18/11
Name: Jeffrey Steinberg
Title: Administrative Partner

BB BIOTECH VENTURES II, L.P.

By: BB Biotech Ventures GP (Guernsey) Limited
Its General Partner		Date: 11/14/11

By:	/s/ Pascal Mahieux
Name: Pascal Mahieux
Title: Director

BIOTECH GROWTH N.V.

By:	/s/ H.J. van Neutegem	Date: 11/18/11
Name: H.J. van Neutegem
Title: Managing Director

HEALTHCARE PRIVATE EQUITY LIMITED PARTNERSHIP

By: Waverley Heathcare Private Equity Limited
Its General Partner		Date: 11/18/11

By:	/s/ Archie Struthers
Name: Andrew November
Title:Director

Radius Health, Inc.

Action by Written Consent of the Stockholders

in Lieu of a Special Meeting

The undersigned, being the holders of record of outstanding shares of capital stock of Radius Health, Inc., a Delaware corporation (the “Corporation”), representing the Senior Majority, as defined in the Corporation’s Certificate of Designations (the “Certificate of Designations”), and thereby constituting not less than the minimum voting power of the issued and outstanding shares of capital stock of the Corporation necessary to approve the transactions and waive the rights set forth in the resolutions below, hereby consent, pursuant to the Delaware General Corporation Law, Section 228, and Section 7, Paragraph (e), Clause (ii)(g) of the Certificate of Designations, to the adoption of the following resolutions, effective as of, and conditioned upon, the expiration of 20 days following the mailing of an information statement to the Corporation’s stockholders as required under Rule 14c-2 under the Securities Exchange Act of 1934, as amended.

Amendment of 2011 Equity Incentive Plan

RESOLVED:                                                  That the amendment and restatement of the first two sentences of Section 4 of the Corporation’s 2011 Equity Incentive Plan (the “Plan”) to read as follows is approved:

“At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the sum of (a) two million six hundred fifty five thousand sixty four (2,655,064) shares of Stock, and (b) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; subject, however, to the provisions of Section 8 of the Plan.  The maximum number of shares of Stock that may be issued pursuant to or subject to outstanding Awards, including Incentive Options, is four million two hundred fifty-two thousand nine hundred fifty-three (4,252,953) (subject to the provisions of Section 8 of the Plan).”.

Amendment of Certificate of Designations

RESOLVED:                                                  That the amendment and restatement of Section 7(e)(ii)(b) of the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock of the Corporation (the “Certificate”) to read as follows is approved:

“b.                       Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation, pursuant to any written agreement, plan or arrangement to purchase, or rights to subscribe for, such Common Stock, including Common Stock issued under the Corporation’s 2011 Equity Incentive Plan, 2003 Long-Term Incentive Plan, as amended, or other equity incentive plan or other agreements that have been approved in form and in substance by the Senior Majority, calculated in accordance with Section 6(a) (including, in such calculation, any outstanding restricted stock awards held by such holders), and which, as a condition precedent to the issuance of such shares, provide for the vesting of such shares and subject such shares to restrictions on transfer and rights of first offer in favor of the Corporation, and restricted stock grants to directors, employees or consultants as approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issuable pursuant to the Corporation’s 2011 Equity Incentive Plan, 2003 Long-Term Incentive Plan, as amended, and all such agreements, plans and arrangements shall not exceed four million two hundred fifty-two thousand nine hundred fifty-three (4,252,953) shares of Common Stock.”

RESOLVED:                                                   That, notwithstanding the approval of the amendment of the Certificate described above, the Board of Directors may, at any time prior to the effectiveness of the filing of a Certificate of Amendment relating to such amendment with the Secretary of State of the State of Delaware, abandon the proposed amendment without further action by the stockholders of the Corporation.

The written consent to the foregoing resolutions may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument and this written consent may be executed and delivered by facsimile and upon such delivery by facsimile signature will be deemed to have the same effect as if the original signature has been delivered.

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Each of the undersigned stockholders of Radius Health, Inc. have executed this Action by Written Consent of Stockholders on the date set forth opposite such stockholder’s signature.

THE WELLCOME TRUST LIMITED,
AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Peter Percisa Gray	Date: 12/16/11
Name: Peter Percisa Gray
Title: Managing Director

MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 12/16/11
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 12/16/11
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 12/16/11
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.

By: MPM BioVentures III GP, L.P., its General Partner
By: MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: 12/16/11
Name: Ansbert Gadicke
Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

By:	/s/ Ansbert Gadicke	Date: 12/16/11
Name: Ansbert Gadicke
Title: Manager

MPM BIO IV NVS STRATEGIC FUND, L.P.

By: MPM BioVentures IV GP LLC, its General Partner
By: MPM BioVentures IV LLC, its Managing Member

By:	/s/ Ansbert Gadicke	Date: 12/16/11
Name: Ansbert Gadicke
Title: Member

HEALTHCARE VENTURES VII, L.P.

By: HealthCare Partners VII, L.P.
Its General Partner

By:	/s/ Jeffrey Steinberg	Date: 12/16/11
Name: Jeffrey Steinberg
Title: Administrative Partner

BB BIOTECH VENTURES II, L.P.
By: BB Biotech Ventures GP (Guernsey) Limited
Its General Partner
Date: 12/16/11
By:	Pascal Mahieux
Name: Pascal Mahieux
Title: Director

BIOTECH GROWTH N.V.

By:	/s/ H.J. van Neutegem	Date: 12/16/11
Name: H.J. van Neutegem
Title: Managing Director

HEALTHCARE PRIVATE EQUITY LIMITED PARTNERSHIP

By: Waverley Heathcare Private Equity Limited
Its General Partner		Date: 12/16/11

By:	/s/ Archie Struthers
Name: Archie Struthers
Title: Director

EXHIBIT B

RADIUS HEALTH, INC.

2011 EQUITY INCENTIVE PLAN

(AS AMENDED)

1.                                      PURPOSE

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock.  The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.                                      DEFINITIONS

As used in the Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1.                              Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

2.2.                              Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3.                              Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Performance Awards, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.4.                              Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.5.                              Board means the Company’s Board of Directors.

2.6.                              Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a)            a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than

50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b)           any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)            over a period of thirty-six (36) consecutive months or less there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board, or

(d)           a majority of the Board votes in favor of a decision that a Change of Control has occurred.

In addition and not withstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

2.7.                              Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.8.                              Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan.  For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.9.                              Company means Radius Health, Inc., a corporation organized under the laws of the State of Delaware.

2.10.                        Effective Date means the earlier of the date the Plan is approved by the Board or the date the Plan is approved by the stockholders of the Company.

2.11.                        Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.12.                        Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

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2.13.                        Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee.  Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.14.                        Nonstatutory Option means any Option that is not an Incentive Option.

2.15.                        Option means an option to purchase shares of Stock.

2.16.                        Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.17.                        Participant means any holder of an outstanding Award under the Plan.

2.18.                        Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

2.19.                        Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.20.                        Performance Award means a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Stock or a combination of both, awarded under Section 7.6.

2.21.                        Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.22.                        Plan means this 2011 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.23.                        Prior Plan means Company’s 2003 Long Term Incentive Plan, as amended from time to time.

2.24.                        Public Trading Date means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.25.                        Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.26.                        Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.27.                        Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

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2.28.                        Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.29.                        Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.30.                        Stock means common stock, par value $0.0001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.31.                        Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.32.                        Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.33.                        Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.34.                        Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code).  Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.                                      TERM OF THE PLAN

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of such approval.  Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.  Awards of Incentive Options may only be granted through the tenth anniversary of the earlier of the adoption of the Plan by the Board and the approval of the Plan by the Company’s stockholders, however, and any Awards granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval.

4.                                      STOCK SUBJECT TO THE PLAN

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed the sum of (a) two million six hundred fifty five thousand sixty four (2,655,064) shares of Stock, and (b) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; subject, however, to the provisions of Section 8 of the Plan.  The maximum number of shares of Stock that may be

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issued pursuant to or subject to outstanding Awards, including Incentive Options, is four million two hundred fifty-two thousand nine hundred fifty-three (4,252,953) (subject to the provisions of Section 8 of the Plan). For purposes of applying the limitations set forth in this Section 4, settlement of any Award shall not count against the such limitations except to the extent settled in the form of Stock and, without limiting the generality of the foregoing:

(i) if any Option or Stock-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value as a means of effecting a forfeiture, the shares of Stock not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;

(ii) if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan; and

(iii) any shares of Stock either tendered or withheld in satisfaction of tax withholding obligations of the Company or an Affiliate shall again be available for issuance under the Plan.

Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury or shares purchased on the open market.

5.                                      ADMINISTRATION

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant.  Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

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6.                                      AUTHORIZATION OF GRANTS

6.1.                              Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2.                              Non-Employee Director Awards.  The Committee may grant Awards to non-employee members of the Board, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the “Non-Employee Director Equity Compensation Policy”).  The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to non-employee members of the Board, the number of shares of Stock to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion.

6.3.                              General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.4.                              Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of an Affiliate ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than three months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.  Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.5.                              Non-Transferability of Awards.  Except as otherwise provided in this Section 6.5, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award

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may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion.  For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

6.6.                              Additional Limits.  In no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 1,250,000 shares of Stock (subject to adjustment pursuant to Section 8 of the Plan, except that any such adjustment shall not apply for the purpose of Awards to covered employees within the meaning of Section 162(m) of the Code intended to be or otherwise qualifying as Qualified Performance-Based Awards), and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan under Section 4); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which the Public Trading Date occurred; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent required by Section 162(m) of the Code, shares of Stock subject to Awards which are canceled shall continue to be counted against the limits set forth herein.

7.                                      SPECIFIC TERMS OF AWARDS

7.1.                              Options.

(a)            Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement.  Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b)           Exercise Price.  The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner.  The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c)            Option Period.  No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.  The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

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(d)           Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)            Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii) such other legal consideration deemed acceptable by the Committee.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company), such that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale.  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.  Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for, or shall record using the book entry procedures of the Company, the number of shares then being purchased.  Such shares of Stock shall be fully paid and nonassessable.

(f)              Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”.  The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates.  Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

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(g)           Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.                              Stock Appreciation Rights.

(a)            Tandem or Stand-Alone.  Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option.  Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)           Exercise Price.  Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)            Other Terms.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.  In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3.                              Restricted Stock.

(a)            Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)           Issuance of Certificates; Book Entry Shares.  Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the Company shall make a book entry.  Such certificate or book entry shall be registered in the name of such Participant, and, if applicable, shall bear or refer to an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced hereby are subject to the terms and conditions of the Radius Health, Inc. 2011 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Radius Health, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced hereby upon written request and without charge.

(c)            Escrow of Shares.  The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

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(d)    Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid).  The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)     Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the book entry evidencing the shares of Stock for which the Restricted Period has lapsed promptly shall reflect such expiration.  In the event share certificates are issued to evidence Restricted Stock, then upon the request of a Participant no more than once per year, the certificates evidencing such shares shall be delivered to the Participant.

7.4.                   Restricted Stock Units.

(a)    Character.  Each Restricted Stock Unit shall entitle the recipient to one or more shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement.  Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)    Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period.  At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned.  Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.                   Performance Units.

(a)    Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)    Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be

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paid out to the Participant.  After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)    Form and Timing of Payment.  Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period.  At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants.  The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units.  If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6.                   Performance Awards.  The Administrator is authorized to grant Performance Awards to any Participant and to determine whether such Performance Awards shall be a Qualified Performance-Based Award.  The value of Performance Awards may be linked to any one or more of the Performance Goals or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.  Performance Awards may be paid in cash, shares of Stock, or both, as determined by the Committee.  Without limiting the foregoing, the Committee may grant Performance Awards to any Participant in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  Any such bonuses paid to a Participant which are intended to be Qualified Performance-Based Awards shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 7.8.

7.7.                   Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate.  Stock Grants shall be made without forfeiture conditions of any kind.

7.8.                   Qualified Performance-Based Awards.

(a)    Purpose.  The purpose of this Section 7.8 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.8 will control over any contrary provision contained in the Plan.  In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award.  However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.8 and the requirements of Section 162(m) of the Code applicable to “performance-based compensation.”

(b)    Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee.  If not all of the members thereof qualify as “outside directors” within the meaning of Section 162(m) of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the

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determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify.  Any reference in this Section 7.8 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)    Discretion of Committee with Respect to Qualified Performance-Based Awards.  Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 (except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant), and may become exercisable based on continued service, on satisfaction of Performance Goals, or on a combination thereof.  Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.8.  The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual.  Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

(d)    Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a Change of Control if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute “performance-based compensation” under Section 162(m) of the Code following the occurrence of such an event.  In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e)    Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

(f)     Definitions.  For purposes of the Plan

(i)         Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria used to establish Performance Goals are limited to:  (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total

21

capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

(ii)        Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria.  The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

7.9.                   Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.             ADJUSTMENT PROVISIONS

8.1.                   Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date.  If subsequent to that date the outstanding

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shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.                   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3.                   Related Matters.  Any adjustment in Awards made pursuant to Section 8.1 or 8.2  shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.  The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares.  No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4.                   Transactions.

(a)    Definition of Transaction. In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)    Treatment of Options and Share Appreciation Rights. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Options and Share Appreciation Rights (“Rights”).

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(1)        Provide that such Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an affiliate thereof).

(2)        Upon written notice to the holders, provide that the holders’ unexercised Rights will terminate immediately prior to the consummation of such Transaction unless, in the case of vested Rights, such Rights are exercised within a specified period following the date of such notice.

(3)        Provide that outstanding Rights shall become exercisable in whole or in part prior to or upon the Transaction.

(4)        Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction.  For this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

(5)        Provide that, in connection with a liquidation or dissolution of the Company, Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(6)        Any combination of the foregoing.

For purposes of paragraph (1) above, a Right shall be considered assumed, or a substantially equivalent right shall be considered to have been provided in substitution therefore, if following consummation of the Transaction the Right confers the right to purchase or receive the value of, for each share of Stock subject to the Right immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of the Right to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction.

(c)    Treatment of Other Awards. As to outstanding Awards other than Options or Share Appreciation Rights, upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award. Upon the occurrence of a Transaction involving a liquidation or dissolution

24

of the Company which is not part of another form of Transaction, except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, all Risks of Forfeiture and Performance Goals or other business objectives, where otherwise applicable to any such Awards, shall automatically be deemed terminated or satisfied, as applicable.

(d)    Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion.  In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.             CHANGE OF CONTROL

Upon the occurrence of a Change of Control, the Committee shall take such action deemed necessary or appropriate by the Committee and may, but shall not be required to, provide for Acceleration of all or any portion of the Awards then subject to vesting, a risk of forfeiture or a repurchase right; provided, however, that the foregoing shall not apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the Award under 162(m) of the Code at any time prior to a Change of Control (so that, for example, if a Change of Control occurs but does not constitute a change of control within the meaning of Section 162(m) of the Code, there shall be no Acceleration of any Qualified Performance-Based Award pursuant to this Section 9, but if the Change of Control does constitute a change of control within the meaning of Section 162(m) of the Code, then the Award shall Accelerate to the extent provided by the Committee, if any, regardless of whether it thereafter ceases to qualify as a Qualified Performance-Based Award).

10.          SETTLEMENT OF AWARDS

10.1.                 In General.  Options and Restricted Stock shall be settled in accordance with their terms.  All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement.  The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.                 Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate or book entry for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

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(a)    the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)    the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3.                 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.  Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.  In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

10.4.                 Book Entry of Shares.  Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participants certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5.                 Investment Representations.  The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.6.                 Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense.  The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.  In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in

26

any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.6, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.7.                 Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.5 in addition to any other applicable restrictions under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock.  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to, and any book entries shall reflect, such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates or book entries to make appropriate reference to such restrictions.

10.8.                 Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates or book entry or entries for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.  However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations.  Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.9.                 Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

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11.          RESERVATION OF STOCK

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.          LIMITATION OF RIGHTS IN STOCK; NO SPECIAL SERVICE RIGHTS

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a book entry is made or a certificate shall have been issued therefor and delivered to the Participant or his agent.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company.  Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.          UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.          NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

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15.          NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, will or will not apply.

16.          TERMINATION AND AMENDMENT OF THE PLAN

16.1.        Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2.        Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval if applicable, the Committee may at any time:

(a) amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b) accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c)(i) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (ii) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3.        Limitations on Amendments, Etc.

Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan (except as provided in Section 8 of the Plan), (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.  Notwithstanding the foregoing, the Board and Committee shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award, in whole or in part, to increase or reduce the price per share or to cancel and replace an Award, in whole or in part, with cash and/or the grant of an Award having a price per share that is less than, greater than or equal to the price per share of the original Award.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Board or Committee, shall impair the rights of the recipient of any Award outstanding on the date of such

29

amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

17.          NOTICES AND OTHER COMMUNICATIONS

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor.  All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report. Notwithstanding anything in this Section 17 to the contrary, in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system and the use of such system shall satisfy the notice, demand, request and other communication delivery requirements of this Section 17.

18.          GOVERNING LAW

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code and the Plan shall be governed, interpreted and enforced consistent with such intent.  None of the Board, the Committee or the Company, nor any of the Affiliates of the Company or the officers, employees, agents, or representatives of the Company or any of the Affiliates of the Company, shall have any liability or responsibility for any adverse federal, state or local tax consequences and penalty taxes which may result the grant or settlement of any Award on a basis contrary to the provisions of Section 409A of the Code or comparable provisions of any applicable state or local income tax laws.  The Plan and all Award Agreements and actions taken thereunder otherwise shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

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EXHIBIT C

CERTIFICATE OF AMENDMENT

TO

THE CERTIFICATE OF DESIGNATIONS

OF THE

SERIES A-1 CONVERTIBLE PREFERRED STOCK,

SERIES A-2 CONVERTIBLE PREFERRED STOCK,

SERIES A-3 CONVERTIBLE PREFERRED STOCK,

SERIES A-4 CONVERTIBLE PREFERRED STOCK,

SERIES A-5 CONVERTIBLE PREFERRED STOCK,

and

SERIES A-6 CONVERTIBLE PREFERRED STOCK

OF

RADIUS HEALTH, INC.

.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Radius Health, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, as amended, does hereby certify:

FIRST:  That the Corporation filed a Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock with the Secretary of State of the State of Delaware on May 17, 2011 (the “Certificate of Designations”);

SECOND:  That the following resolutions have been duly adopted by the Board of Directors of the Corporation:

RESOLVED:

That Section 7(e)(ii)(b) of the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock of the Corporation (the “Certificate”) be amended and restated in its entirety to read as follows:

“b.           Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation, pursuant to any written agreement, plan or arrangement to purchase, or rights to subscribe for, such Common Stock, including Common Stock issued under the Corporation’s 2011 Equity Incentive Plan, 2003 Long-Term Incentive Plan, as amended, or other equity incentive plan or other agreements that have been approved in form and in substance by the Senior Majority, calculated in

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accordance with Section 6(a) (including, in such calculation, any outstanding restricted stock awards held by such holders), and which, as a condition precedent to the issuance of such shares, provide for the vesting of such shares and subject such shares to restrictions on transfer and rights of first offer in favor of the Corporation, and restricted stock grants to directors, employees or consultants as approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issuable pursuant to the Corporation’s 2011 Equity Incentive Plan, 2003 Long-Term Incentive Plan, as amended, and all such agreements, plans and arrangements shall not exceed four million two hundred fifty two thousand nine hundred fifty three 4,252,953 shares of Common Stock.”

RESOLVED:

That such amendment to the Certificate is advisable and in the best interests of the Corporation and its stockholders; that the Board recommends to the stockholders of the Corporation that such amendment to the Certificate be approved; and that the Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary and any Assistant Secretary of the Corporation (each an “Authorized Officer” and collectively, the “Authorized Officers”), be, and each of them hereby is, authorized and directed to prepare and solicit from the stockholders of the Corporation a written consent approving the Certificate of Amendment; and that the close of business on the date hereof be fixed as the record date for determining stockholders entitled to consent to such action.

RESOLVED:

That, upon approval of the proposed amendment to the Certificate by the stockholders of the Corporation, the Authorized Officers be, and each of them hereby is, authorized to execute and file a Certificate of Amendment setting forth the amendment set forth above (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

THIRD:  That said Certificate of Amendment was duly adopted, authorized and approved by the holders of (i) at least 70% of the voting power of the shares of the Corporation’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock then outstanding and (ii) a majority of the outstanding shares of the Corporation’s Common Stock on an as-converted basis, in each case, acting by written consent without a meeting in accordance with Section 242 and Section 228 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Designations to be duly executed by on this     day of          , 2012.

RADIUS HEALTH, INC.

By:
Name:
Title:

1